FIRST DEFINED PORTFOLIO FUND, LLC

                   First Trust 10 Uncommon Values Portfolio

                                  Prospectus

                             Dated April 30, 2002

This prospectus is intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation ("American Skandia"). This prospectus provides important information to help you evaluate whether the First Trust 10 Uncommon Values Portfolio (the "fund") may be right for you.















The Securities and Exchange  Commission has not approved or disapproved these
securities   or  passed   upon  the   adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.


                              Table of Contents

                                                                           PAGE

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO.....................................1
       Fund Overview.........................................................1
FUND PERFORMANCE.............................................................2
FUND ORGANIZATION............................................................3
FUND MANAGEMENT..............................................................3
MANAGEMENT FEES AND EXPENSES.................................................3
FUND INVESTMENTS.............................................................4
HOW SECURITIES ARE SELECTED..................................................4
RISK FACTORS.................................................................5
INVESTMENT IN FUND INTERESTS.................................................6
INTEREST REDEMPTION..........................................................6
DISTRIBUTIONS AND TAXES......................................................7
12B-1 PLAN...................................................................7
NET ASSET VALUE..............................................................7
FUND SERVICE PROVIDERS.......................................................8
SHAREHOLDER INQUIRIES........................................................8
FINANCIAL HIGHLIGHTS INFORMATION.............................................8


First Trust 10 Uncommon Values Portfolio

Fund Overview
Investment Objective

The fund seeks to provide above-average capital appreciation.

How the Fund Pursues its Objective

The fund seeks to achieve its objective by investing primarily in the ten common stocks, listed on a U.S. securities exchange, selected by the Investment Policy Committee of Lehman Brothers Inc. ("Lehman Brothers") with the assistance of the Research Department of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation (on a percentage basis) during the next year. The portfolio will be adjusted annually on or about July 1 in accordance with the investment strategy.

Each year, on or about the annual stock selection date (July 1), the fund expects to invest in the securities determined by Lehman Brothers in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the fund makes subsequent purchases and sales of the securities.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes
in  foreign  currency  exchange  rates,   taxes,  less  publicly   available
information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry, including technology. The fund's relative lack of diversity, possible concentration in a particular industry and limited management may subject investors to greater market risk than other mutual funds.

The fund is not sponsored or created by Lehman Brothers. Lehman Brothers' only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the fund.

    Fund Performance

The bar chart below shows the fund's annual total return for the previous two calendar years. The table below shows the fund's average annual total return for the past calendar year and since inception (October 6, 1999). The bar chart and table provide an indication of the risks of investing in the fund by showing changes in the fund's performance from year-to-year and by showing how the fund's average annual total returns compare to those of broad measures of market performance. The table assumes reinvestment of dividends and distributions. The performance figures provided below do not reflect the deduction of any charges that are imposed under a variable annuity contract or the effect of taxes. If these amounts were reflected, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indicator of how the fund will perform in the future.

First Trust 10 Uncommon Values Portfolio

                     Calendar Year Total Returns As of 12/31(1)

                                      [BAR CHART]

                        2000:   -26.4%        2001:  -35.6%
                        --------------        -------------



For the Fund's first two full calendar years:

Best Quarter:           Quarter Ended December 31, 2001        15.14%

Worst Quarter:          Quarter Ended March 31, 2001          -30.63%


Average Annual Total Return as of December 31, 2001


                                                   1 Year           Since Inception(2)

First Trust 10 Uncommon Values Portfolio...        -35.6%           -24.0%
S&P 500 Index (3)..........................        -11.9%            -5.1%
Nasdaq Composite Index (4).................        -20.8%           -15.5%


1     The year-to-date return as of March 31, 2002 was -4.07%.

2     October 6, 1999

3 The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

4 The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)


Fund Organization

The fund is a  series  of the  First  Defined  Portfolio  Fund,  LLC  ("First
Defined"),   a  non-diversified   open-end  management   investment  company
registered under the Investment Company Act of 1940. The fund is a mutual fund with its own investment objective and policies. First Defined is organized as a Delaware limited liability company. Its Board of Trustees is responsible for its overall management and direction. The Board elects First Defined's officers and approves all significant agreements including those with the investment adviser, custodian and fund administrative and accounting agent. Board members are elected by holders of First Defined's membership interests (the "interests").

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests." The fund is not offered directly to the public. Interests of the fund are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia. Account B is the sole member of First Defined. Account B's variable annuity owners who have Policy values allocated to the fund have indirect rights in the fund's interests.

      Fund Management

The overall management of the business and affairs of the fund is the responsibility of the Board of Trustees of the fund.

First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois, 60532, is the investment adviser to the fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the fund's portfolio and certain other services necessary for the management of the portfolio.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, Nike Securities Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of the fund.

First Trust serves as adviser or subadviser for approximately 50 mutual funds and is also the portfolio supervisor of unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities"), some of which are substantially similar to the fund. Nike Securities, 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities is the sponsor and principal underwriter of the fund's interests and has sponsored or underwritten over $25 billion of investment company shares.

There is no one individual primarily responsible for portfolio management decisions for the fund. Investments are made under the direction of a committee. For additional information concerning First Trust, including a description of the services provided, see the Statement of Additional Information.

      Management Fees and Expenses

For providing management services, First Trust is paid an annual fund management fee by the fund of 0.60% of average daily net assets.

For the most recent fiscal year ended December 31, 2001, First Trust waived the entire management fee for the fund.

The fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; service fees; licensing fees (if applicable); extraordinary expenses; and its portion of First Defined's operating expenses. First Trust has agreed to waive fees and reimburse expenses through September 30, 2003, to prevent the fund's Total Annual Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.37% of the average daily net asset value of the fund.

      Fund Investments

Equity Securities

The fund invests primarily in equity securities. Eligible equity securities include common stocks; warrants to purchase common stocks; and securities convertible into common stocks, such as convertible bonds and debentures. In addition, the fund may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Short-Term Investments

The fund may  invest in cash  equivalents  or other  short-term  investments
including  U.S.   government   securities,   commercial  paper,   repurchase
agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the Statement of Additional Information.

Futures and Options

The fund may invest in various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

      How Securities Are Selected

To select securities for the fund, First Trust primarily follows a disciplined investment strategy that invests in the common stocks determined by the strategy. The portfolio of the fund is adjusted annually on or about the fund's annual stock selection date of July 1 in accordance with the investment strategy. On or about the annual stock selection date for the fund, a percentage relationship among the number of securities in the fund will be established. When additional assets are deposited into the fund, additional securities will be purchased in such numbers that reflect as nearly as practicable the percentage relationship of the number of securities established on or about the annual stock selection date. First Trust will likewise attempt to replicate the percentage relationship of securities when selling securities for the fund. The percentage relationship among the number of securities in the fund should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the fund will fluctuate during the year, above and below the proportion established on the annual stock selection date. On or about the annual stock selection date for the fund, new securities will be selected and a new percentage relationship will be established among the number of securities for the fund.

It is generally not possible for First Trust to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually is impossible for the fund to be 100% invested in the prescribed mix of securities at any given time. To the extent that the fund is not fully invested, the interests of variable annuity Policy owners may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, First Trust will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the fund are amounts expected to be deducted as expenses, amounts too small to purchase additional round lots of the securities and amounts held during the settlement of portfolio transactions.

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without interest holder approval and are designed to limit your investment risk. Such limitations are described in the Statement of Additional Information.

Hedging and Other Defensive and Temporary Investment Strategies

Although the fund has no present intentions to vary from its investment strategy under any circumstances, it may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the fund may not be able to achieve its investment objective.

First Trust may also use various investment strategies designated to hedge against changes in the value of securities the fund owns or expects to purchase or to hedge against interest rate changes and to hedge against currency fluctuations during the settlement of portfolio transactions. These hedging strategies include using financial futures contracts, options, options on financial futures, foreign currency forward contracts or stock index options. The ability of the fund to benefit from options and futures is largely dependent on First Trust's ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless.

The fund's investment objective may not be changed without interest holder approval. The above investment policies may be changed by the Board of Trustees without interest holder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund anticipates that its annual portfolio turnover rate will generally be less than 100%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. The fund's portfolio turnover rate is provided in "Financial Highlights Information." Active trading would result in the payment by the fund of increased brokerage costs and expenses.

      Risk Factors

Risk is inherent in all investing. Investing in the fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the fund will meet its stated objective. Before you invest, you should consider the following risks.

Market risk: Market risk is the risk that a particular stock, an industry, a mutual fund or stocks in general may fall in value.

Small-cap company risk: The fund may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger capitalization companies as a result of several factors, including limited trading volumes, products or financial resources,
management   inexperience   and  less   publicly   available   information.
Accordingly, such companies are generally subject to greater market risk than larger capitalization companies.

Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Foreign investment risk: The fund may invest in foreign securities. Securities issued by foreign companies or governments present risks beyond those of securities of U.S. issuers. Risks of investing in foreign securities include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries. Prices of foreign securities also may be more volatile.

Concentration risk: The fund is classified as "non-diversified." As a result, the fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the fund may invest a relatively high percentage of its assets in a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

In addition, because the fund invests in accordance with an investment strategy, the fund may be concentrated in the securities of companies in a particular industry or sector. This concentration also makes the fund more susceptible to any single occurrence affecting the applicable industry or sector and may subject the fund to greater market risk than more diversified funds. In particular, due to its investment strategy as of the date of the Prospectus, the fund may be considered to be concentrated in the technology sector.

Companies involved in the technology industry must contend with rapidly changing technology, worldwide competition, including aggressive pricing and reduced profit margins, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, government regulation and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Also, historically, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories. Many technology companies, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Investment strategy risk: The fund is exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

      Investment in Fund Interests

Interests of the fund are sold only to Account B to fund the benefits of the Policies issued by American Skandia. Account B purchases interests of the fund in accordance with variable account allocation instructions received from owners of the Policies. First Trust then uses the proceeds to buy securities for the fund. Account B, as an interest holder, has an ownership interest in the fund's investments.

The fund does not issue interest certificates. Individual investors may not purchase or redeem interests in the fund directly; interests may be purchased or redeemed only through the Policies. There are no minimum investment requirements. All investments in the fund are credited to the interest holder's account in the form of full and fractional interests of the fund (rounded to the nearest 1/1000 of a share). For a discussion of how Policy owners may purchase fund interests, please refer to the prospectus for Account B. Owners of the Policies may direct purchase or redemption instructions to American Skandia at 1 Corporate Drive, Shelton, CT 06484-0883, (800) 752-6342.

The price received for purchase requests will depend on when the order is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. A business day is any day the New York Stock Exchange is open for business and normally ends at 4:00 p.m. New York time. See "Net Asset Value" for a discussion of how interests are priced.

Interest Redemption

The fund offers to buy back (redeem) interests of the fund from Account B at any time at net asset value. Account B will redeem interests to make benefit or surrender payments under the terms of the Policies or to effect transfers among investment options. Redemptions are processed on any day on which the fund is open for business and are effected at the net asset value next determined after the redemption order, in proper form, is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. For a discussion of how Policy owners may redeem interests, please refer to the prospectus for Account B.

The fund may suspend the right of redemption only under the following unusual circumstances:

o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

o when trading in the markets utilized is restricted, or when an emergency exists so that disposal of the fund's investments or determination of its net assets is not reasonably practicable; or
o     during any period when the SEC may permit.

Distributions and Taxes

Automatic Reinvestment

All dividends received by the fund will be reinvested by the fund.

Taxes and Tax Reporting

First Defined is a limited liability company with all of its interests owned by a single entity (Account B). Accordingly, First Defined is part of the operations of American Skandia and is not taxed separately. First Defined does not intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. For a discussion of the tax status of the variable annuity Policy, please refer to the prospectus for Account B.

Internal Revenue Service Diversification Requirements

The fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the status of the variable annuity Policies issued by Account B under Section 817 of the Internal Revenue Code. First Trust reserves the right to depart from the investment strategy of the fund in order to meet these diversification requirements. See the Statement of Additional Information for more specific information.

12b-1 Plan

Nike Securities serves as the selling agent and distributor of the fund's interests. In this capacity, Nike Securities manages the offering of the
fund's   interests  and  is  responsible   for  all  sales  and  promotional
activities. In order to compensate Nike Securities for its costs in connection with these activities, the fund has adopted a service plan under Rule 12b-1 under the Investment Company Act of 1940. The fund may spend up to 0.25% per year of its average daily net assets as a service fee. Nike Securities uses the service fee to compensate American Skandia for providing account services to Policy owners. These services include establishing and maintaining Policy owners' accounts, supplying information to Policy owners, delivering fund materials to Policy owners, answering inquiries, and providing other personal services to Policy owners. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment any may cost you more than paying other types of sales charges. In addition, the Plan allows First Trust to use a portion of its advisory fee to compensate Nike Securities for other expenses, including printing and distributing prospectuses to persons other than interest holders or Policy owners, and the expenses of compensating its sales force and preparing, printing and distributing advertising, sales literature and reports to interest holders and Policy owners used in connection with the sale of interests.

      Net Asset Value

The price of fund interests is based on the fund's net asset value per interest which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the fund by taking the market price of the fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of interests outstanding. The result, rounded to the nearest cent, is the net asset value per interest. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or foreign exchange or on the Nasdaq will be valued at the closing sale price on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on a national or foreign exchange or on Nasdaq will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the-counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. The value of any portfolio security held by the fund for which reliable market quotations are not readily available, or if a valuation is deemed inappropriate, will be determined in a manner that most fairly reflects fair market value of the security on the valuation date. If the fund holds securities that trade primarily on foreign exchanges, the net asset value of the fund's interests may change on days when interest holders will not be able to purchase or redeem the fund's interests.

      Fund Service Providers

The custodian of the assets of the fund is JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017. Chase also provides certain accounting services to the funds. The fund's transfer, shareholder services, fund accounting and
dividend  paying  agent,  PFPC Inc.,   4400  Computer  Drive,   Westborough,
Massachusetts 01581, performs bookkeeping, data processing, accounting and administrative services for the operation of the funds and the maintenance of shareholder accounts.

The fund pays an administrative  fee of 0.325% of average daily net assets to
cover  expenses   incurred  by  American  Skandia  in  connection  with  the administration of the funds, Account B and the Policies. See the Statement of Additional Information for an additional discussion of fund expenses.

      Shareholder Inquiries

All inquiries regarding the fund should be directed to the fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, (800) 621-1675.

      Financial Highlights Information

The financial  highlights table is intended to help you understand the fund's
financial  performance  for  the  periods  presented.   Certain  information
reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned, or lost, on an
investment  in  the  fund  (assuming   reinvestment  of  all  dividends  and
distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with First Defined's financial statements, is included in the Statement of Additional Information and the annual report, which are available upon request.

                             FINANCIAL HIGHLIGHTS

                   FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO


                                                       Year Ended   Year Ended   Period Ended
                                                        12/31/01     12/31/00     12/31/99*


Net asset value, beginning of
   period                                                $   8.39      $11.40        $10.00

Income from investment operations:
Net investment loss                                         (0.07)++    (0.02)        (0.02)

Net realized and unrealized
   gain/(loss) on investments                               (2.92)      (2.99)         1.42

Total from investment operations                            (2.99)      (3.01)         1.40

Net asset value, end of period                           $   5.40       $8.39        $11.40

Total return+                                              (35.64)%    (26.40)%       14.00%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000's)                     $ 13,270      $22,123         $125

Ratio of operating expenses to
   average net assets                                       1.37%        1.37%         1.47%**

Ratio of net investment loss to
   average net assets                                      (1.00)%      (1.15)%       (0.65)%**

Portfolio turnover rate                                   149.77%       98.80%            -

Ratio of operating expenses to
   average net assets without
   fee waivers and expenses
   reimbursed                                               2.28%        2.47%       144.82%**


*  The Fund commenced operations on October 6, 1999.
** Annualized.
+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
++ Per share values have been calculated using the average shares method.


                      FIRST DEFINED PORTFOLIO FUND, LLC

                   First Trust 10 Uncommon Values Portfolio

Several additional sources of information are available to you. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Also, the Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the fund's policies and operation. The SAI and the prospectus are intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation. Call the fund at (800) 621-1675 for shareholder inquiries or to request a free copy of the SAI, the annual and semi-annual reports or for other fund information.

You may obtain this and other fund information, including the code of ethics adopted by First Trust, Nike Securities and the fund, directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line on the EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.


                      First Defined Portfolio Fund, LLC
                       1001 Warrenville Road, Suite 300
                            Lisle, Illinois 60532
                                (800) 621-1675
                               www.nikesec.com


SEC file #:  811-09235



                        FIRST DEFINED PORTFOLIO FUND, LLC

                                   PROSPECTUS

                                 APRIL 30, 2002

--------------------------------------------------------------------------------

This prospectus is intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation ("American Skandia"). This prospectus provides important information to help you evaluate whether one of the funds listed below may be right for you.

                          TARGET MANAGED VIP PORTFOLIO
                          THE DOW(sm) DART 10 PORTFOLIO
                           GLOBAL TARGET 15 PORTFOLIO
                             S&P TARGET 24 PORTFOLIO
                          NASDAQ(R) TARGET 15 PORTFOLIO
                        VALUE LINE(R) TARGET 25 PORTFOLIO
                          FIRST TRUST ENERGY PORTFOLIO
                    FIRST TRUST FINANCIAL SERVICES PORTFOLIO
                      FIRST TRUST PHARMACEUTICAL PORTFOLIO
                        FIRST TRUST TECHNOLOGY PORTFOLIO










The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

TARGET MANAGED VIP PORTFOLIO..................................................1
       Fund Overview..........................................................1
THE DOW(sm) DART 10 PORTFOLIO.................................................2
       Fund Overview..........................................................2
GLOBAL TARGET 15 PORTFOLIO....................................................3
       Fund Overview..........................................................3
S&P TARGET 24 PORTFOLIO.......................................................4
       Fund Overview..........................................................4
NASDAQ(R) TARGET 15 PORTFOLIO.................................................6
       Fund Overview..........................................................6
VALUE LINE(R) TARGET 25 PORTFOLIO.............................................7
       Fund Overview..........................................................7
FIRST TRUST ENERGY PORTFOLIO..................................................9
       Fund Overview..........................................................9
FIRST TRUST FINANCIAL SERVICES PORTFOLIO.....................................10
       Fund Overview.........................................................10
FIRST TRUST PHARMACEUTICAL PORTFOLIO.........................................11
       Fund Overview.........................................................11
FIRST TRUST TECHNOLOGY PORTFOLIO.............................................12
       Fund Overview.........................................................12
PERFORMANCE SUMMARY..........................................................13
FUND ORGANIZATION............................................................23
FUND MANAGEMENT..............................................................23
MANAGEMENT FEES AND EXPENSES.................................................24
FUND INVESTMENTS.............................................................24
HOW SECURITIES ARE SELECTED..................................................25
DESCRIPTION OF INDICES.......................................................26
TARGET MANAGED VIP PORTFOLIO STRATEGIES......................................27
RISK FACTORS.................................................................29
INVESTMENT IN FUND INTERESTS.................................................31
INTEREST REDEMPTION..........................................................31
DISTRIBUTIONS AND TAXES......................................................32
12B-1 PLAN...................................................................32
NET ASSET VALUE..............................................................32
FUND SERVICE PROVIDERS.......................................................33
SHAREHOLDER INQUIRIES........................................................33
FINANCIAL HIGHLIGHTS INFORMATION.............................................33

TARGET MANAGED VIP PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing in common stocks of companies that are identified by a model based on six uniquely specialized strategies:
-  The Dow(sm) DART 5 Strategy;
-  The European Target 20 Strategy;
-  The Nasdaq(R) Target 15 Strategy;
-  The S&P Target 24 Strategy;
-  The Target Small Cap Strategy; and
-  The Value Line(R) Target 25 Strategy.

To select the stocks for the fund, the investment adviser generally selects those stocks identified by a model based on the strategies. Each year, on or about the stock selection date (initially April 30, 2002, and December 31 in all other years), the fund expects to invest in the securities determined by the model. The securities of each strategy will represent 1/6 of the assets determined by the model. First Trust will seek to invest in accordance with the model, to the extent it deems appropriate. However, First Trust reserves the right to over-weight, under-weight or exclude certain companies from the fund.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's investment in foreign stock presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. The fund's investment in small cap stocks also presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than larger capitalization companies. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The fund's relative lack of diversity, possible concentration in a particular industry and limited management may subject investors to greater market risk than other mutual funds.

THE DOW(sm) DART 10 PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. To select the stocks for the fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the ten companies in the DJIA that have the highest combined dividend yields and buyback ratios as of the close of business on or about the applicable stock selection date. Buyback ratio is determined by subtracting one from the ratio of the company's common shares outstanding 12 months prior to the applicable stock selection date divided by the common shares outstanding on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of the DJIA.

The fund invests in stocks with relatively high dividend yields and relatively high buyback ratios. Investing in stocks with high dividend yields and buyback ratios may be effective in achieving the fund's investment objective. This is because regular dividends are common for established companies and have typically accounted for a large portion of the total return on stocks. Historically, companies rewarded shareholders in the form of dividend payments. By selecting the DJIA stocks with the highest dividend yields, the fund seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings.

Each year, on or about the annual stock selection date (December 31), the fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the fund makes subsequent purchases and sales of the securities.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry, including technology. The fund's relative lack of diversity, possible concentration in a particular industry and limited management may subject investors to greater market risk than other mutual funds.




"Dow Jones  Industrial  Average(sm)",  "DJIA(sm)", "Dow  Industrials(sm),"  "The
Dow(sm)" and "The Dow 10(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). None of the funds, including, and in particular, The Target Managed VIP Portfolio and The Dow(sm) DART 10 Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

GLOBAL TARGET 15 PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. To select the stocks for the fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the companies which are components of the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index. The fund primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of the DJIA, FT Index and Hang Seng Index.

Each year, on or about the annual stock selection date (December 31), the fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the fund makes subsequent purchases and sales of the securities.

The fund may also invest in futures, options, war-rants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's investment in foreign stock presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. The fund's concentration in securities of United Kingdom and Hong Kong issuers also exposes the fund to additional risk. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry, including technology. The fund's relative lack of diversity, possible concentration in a particular industry and limited management may subject investors to greater market risk than other mutual funds.

S&P TARGET 24 PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing in common stocks issued by companies that have the potential for capital appreciation. To select the stocks for the fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the 24 companies selected from a subset of the stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") as of the close of business on or about the applicable stock selection date. See "Description of Indices" for a description of the S&P 500 Index.

The fund primarily consists of a portfolio of 24 common stocks selected each year through the following three-step process from a subset of the stocks listed on the S&P 500 Index as of close of business on or about the applicable stock selection date:

Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

     Factor 1: Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

     Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

     Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for the fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

Each year, on or about the stock selection date (initially, April 30, 2002, and December 31 in all other years), the fund expects to invest in the securities determined by the strategy. At that time, the percentage relationship among the number of shares of each issuer held by the fund is established. Until the next stock selection date, that percentage relationship will be maintained as closely as practicable when the fund makes subsequent purchases and sales of the securities.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stock presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry, including technology. The fund's relative lack of diversity, possible concentration in a particular industry and limited management may subject investors to greater market risk than other mutual funds.


"Standard & Poor's", "S&P" "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the fund. The fund is not sponsored, endorsed, managed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

NASDAQ(R) TARGET 15 PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for the fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of fifteen companies selected from a subset of the stocks included in the Nasdaq-100 Index(R) as of the close of business on or about the applicable stock selection date. See "Description of Indices" for a description of the Nasdaq-100 Index(R).

The fund primarily consists of a portfolio of fifteen common stocks selected each year through the following multi-step process from a subset of the stocks listed on the Nasdaq-100 Index(R) as of the close of business on or about the applicable stock selection. The first step begins by removing from the index all companies that are the subject of an announced business combination which is expected to occur within six months of the applicable stock selection date. The second step ranks each remaining security by price appreciation over the prior twelve- month period. The third step ranks the same securities by price appreciation over the prior six-month period. The combined effect of the second and third step is to select stocks which have shown consistent growth over the past year. The fourth step numerically ranks the stocks by return on assets ratio. The fifth step numerically ranks each security by their ratio of cash flow per share to stock price. This is a common indication of value. After ranking each of the securities in each of the second through fifth criteria, the resulting four rankings are added up for each security. Those fifteen securities with the lowest sums are selected for the portfolio. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

Each year, on or about the annual stock selection date (December 31), the fund expects to invest in the securities determined by the strategy. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the stock selection date. The securities will be adjusted on a proportional basis to accommodate this constraint. On the applicable stock selection date, the percentage relationship among the number of shares of each issuer held by the fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the fund makes subsequent purchases and sales of the securities.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry, including technology. The fund's relative lack of diversity, possible concentration in a particular industry and limited management may subject investors to greater market risk than other mutual funds.


"The Nasdaq-100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The fund has not been passed on by the Corporations as to its legality or suitability. The fund and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO SUCH FUNDS.

VALUE LINE(R) TARGET 25 PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases their rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. To select the stocks for the fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's #1 ranking for Timeliness as of the close of business on or about the applicable stock selection date.

The fund primarily consists of a portfolio of 25 common stocks selected each year through the following multi-step process from a subset of the stocks that receive Value Line's #1 ranking for Timeliness as of the close of business on or about the applicable stock selection date:

Step 1: The Fund starts with the 100 stocks which Value Line(R) on or about the stock selection date gives their #1 ranking for Timeliness(TM), remove the stocks of companies considered to be securities-related issuers and the stocks of companies whose shares are not listed on a U.S. securities exchange.

Step 2: The fund screens for consistent growth by ranking the remaining stocks based on 12-month and 6-month price appreciation (best [1] to worst [100]).

Step 3: The fund then screens for profitability by ranking the stocks by their return on assets.

Step 4: Finally, the fund screens for value by ranking the stocks based on their price to cash flow.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the fund.

The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

Each year, on or about the stock selection date (initially, April 30, 2002, and December 31 in all other years), the fund expects to invest in the securities determined by the strategy. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the stock selection date. The securities will be adjusted on a proportional basis to accommodate this constraint. On the applicable stock selection date, the percentage relationship among the number of shares of each issuer held by the fund is established. Until the next stock selection date, that percentage relationship will be maintained as closely as practicable when the fund makes subsequent purchases and sales of the securities.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. The fund's potential investment in small cap stocks also present additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than larger capitalization companies. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the fund will generally not be bought or sold in response to market fluctuations. The fund also has a policy that allows it to concentrate in securities of issuers in the Internet industry. If the investment strategy selects securities concentrated in an industry other than the Internet industry, the portfolio must be adjusted on a pro rata basis to eliminate the concentration. The fund's relative lack of diversity, possible concentration in the Internet industry and limited management may subject investors to greater market risk than other mutual funds.




"Value   Line(R),"  "The  Value  Line   Investment   Survey,"  and  "Value  Line
Timeliness(TM)Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Nike Securities L.P. The Target Managed VIP Portfolio and the Value Line(R) Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Trust.

FIRST TRUST ENERGY PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the energy industry. The fund may hold securities of issuers in many energy sectors including, among others, integrated oil, oil field services and equipment, oil and gas production, and natural gas. The companies selected for the fund are researched and evaluated using database screening techniques, fundamental analysis and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above-average growth prospects.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the energy industry. The fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the financial services industry, including, among others, money center banks, major regional banks, financial and investment service providers and insurance companies. The companies selected for the fund are researched and evaluated using database screening techniques, fundamental analysis and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above-average growth prospects.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the financial services industry. The fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

FIRST TRUST PHARMACEUTICAL PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the pharmaceutical industry. The fund may hold securities of issuers in many pharmaceutical sectors including, among others, medical supplies, drugs and biotech. The companies selected for the fund are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above-average growth prospects.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the pharmaceutical industry. The fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

FIRST TRUST TECHNOLOGY PORTFOLIO


FUND OVERVIEW

INVESTMENT OBJECTIVE

The fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the technology industry including, among others, companies that offer computers, computer networking, software, semiconductor equipment and semiconductors. The companies selected for the fund are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it considers to have above-average growth prospects.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the technology industry. The fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

PERFORMANCE SUMMARY

The bar charts below show each fund's annual total return for the previous two calendar years. The tables below show each fund's average annual total return for the past calendar year and since the fund's inception (October 6, 1999). The bar charts and tables provide an indication of the risks of investing in each fund by showing changes in the fund's performance from year-to-year and by showing how the fund's average annual total returns compare to those of broad measures of market performance. These tables assume reinvestment of dividends and distributions. The performance figures provided below do not reflect the deduction of any charges that are imposed under a variable annuity contract or the effect of taxes. If these amounts were reflected, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indicator of how a fund will perform in the future.

Target Managed VIP Portfolio(1)

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(2)

                                      [BAR CHART]

                        2000:     7.2%        2001:   -5.0%
                        --------------        -------------


FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended December 31, 2000     25.66%
Worst Quarter:    Quarter Ended March 31, 2000       -14.43%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(3)
Target Managed VIP(R) Portfolio(1).............  -5.0%               -8.5%
Dow Jones Industrial Ave. Index(4).............  -5.5%               -0.8%
S&P 500 Index(5)..............................  -11.9%               -5.1%

(1) Effective April 30, 2002, based upon the determination of the fund's Board of Trustees, the fund changed its name from The Dow(sm) Target 5 Portfolio to the Target Managed VIP Portfolio. The fund's primary investment strategy was also changed. The performance figures provided reflect the fund's performance prior to the name change and the change of the primary investment strategy.

(2)  The year-to-date return as of March 31, 2002 was 3.42%.

(3)  October 6, 1999.

(4) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

(5) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

The Dow(sm) DART 10 Portfolio

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(1)

                                      [BAR CHART]

                        2000:     8.7%        2001:  -14.8%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended December 31, 2000     11.09%
Worst Quarter:    Quarter Ended September 30, 2001   -23.76%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(2)
Dow(sm) DART 10 Portfolio...................    -14.8%             -6.8%
Dow Jones Industrial Ave. Index(3)..........     -5.5%             -0.8%
S&P 500 Index(4)............................    -11.9%             -5.1%

--------------------
(1)  The year-to-date return as of March 31, 2002 was 6.44%.

(2)  October 6, 1999

(3) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

(4) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

Global Target 15 Portfolio

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(1)

                                      [BAR CHART]

                        2000:     2.0%        2001:   -2.4%
                        --------------        -------------



                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended December 31, 2000      17.16%
Worst Quarter:    Quarter Ended September 30, 2001    -15.78%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(2)
Global Target 15 Portfolio.....................  -2.4%                -1.5%
MSCI World Index(3)............................ -17.8%                -9.3%

--------------------

(1)  The year-to-date return as of March 31, 2002 was 3.31%.

(2)  October 6, 1999

(3) The Morgan Stanley Capital International World Index is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

S&P Target 24 Portfolio(1)

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(2)

                                      [BAR CHART]

                        2000:   -19.4%        2001:  -24.6%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended September 30, 2000     0.19%
Worst Quarter:    Quarter Ended June 30, 2000        -12.36%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(3)
S&P Target 24 Portfolio(1)...................   -24.6%              -13.7%
S&P 500 Index(4).............................   -11.9%               -5.1%

--------------------
(1) Effective April 30, 2002, based upon the determination of the fund's Board of Trustees, the fund changed its name from the S&P Target 10 Portfolio to the S&P Target 24 Portfolio. The fund's primary investment strategy was also changed. The performance figures provided reflect the fund's performance prior to the name change and the change of the primary investment strategy.


(2)  The year-to-date return as of March 31, 2002 was 6.26%.

(3)  October 6, 1999


(4) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

Nasdaq(R) Target 15 Portfolio

                     CALENDAR YEAR TOTAL RETURNS AS OF 12/31(1)

                                      [BAR CHART]

                        2000:   -11.8%        2001:  -28.2%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended March 31, 2000         39.04%
Worst Quarter:    Quarter Ended December 31, 2000     -39.76%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(2)
Nasdaq(R) Target 15 Portfolio.................  -28.2%            -3.4%
Nasdaq Composite Index(3).....................  -20.8%           -15.5%

--------------------
(1)  The year-to-date return as of March 31, 2002 was -0.86%.

(2)  October 6, 1999

(3) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)

Value Line(R) Target 25 Portfolio(1)

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(2)

                                      [BAR CHART]

                        2000:   -42.9%        2001:  -55.5%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended December 31, 2001     37.42%
Worst Quarter:    Quarter Ended December 31, 2000    -44.66%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(3)
Value Line(R) Target 25 Portfolio(1)..........  -55.5%             -32.5%
Nasdaq Composite Index(4).....................  -20.8%             -15.5%
Dow Jones Comp. Internet Index(5).............  -54.4%             -46.6%
S&P 500 Index(6)..............................  -11.9%              -5.1%

--------------------
(1) Effective April 30, 2002, based upon the determination of the fund's Board of Trustees, the fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The fund's primary investment strategy was also changed. The performance figures provided reflect the fund's performance prior to the name change and the change of the primary investment strategy.

(2)  The year-to-date return as of March 31, 2002 was -8.43%.

(3)  October 6, 1999

(4) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)

(5) The Dow Jones Composite Internet Index is a modified capitalization-weighted index. The index is intended to track performance of companies that are involved in internet related activities. The index consists of 40 stocks. (Bloomberg)

(6) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

First Trust Energy Portfolio

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(1)

                                      [BAR CHART]

                        2000:    41.3%        2001:  -28.9%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended March 31, 2000     18.88%
Worst Quarter:    Quarter Ended March 31, 2001     -4.91%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(2)
First Trust Energy Portfolio..................  -28.9%              5.6%
S&P 500 Index(3)..............................  -11.9%             -5.1%
AMEX DB Energy Index(4).......................   -7.1%             12.1%

--------------------
(1)  The year-to-date return as of March 31, 2002 was 10.45%.

(2)  October 6, 1999

(3) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

(4) The AMEX Deutsche Bank Energy Index is an equal dollar-weighted index of 30 widely held companies involved in producing and providing different energy products. The industries represented by these companies are domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers. (Bloomberg)

First Trust Financial Services Portfolio

                     CALENDAR YEAR TOTAL RETURNS AS OF 12/31(1)

                                      [BAR CHART]

                        2000:    24.8%        2001:  -10.8%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended September 30, 2000     27.32%
Worst Quarter:    Quarter Ended March 31, 2001        -11.46%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(2)
First Trust Financial Services Portfolio......  -10.8%               7.2%
S&P 500 Index(3)..............................  -11.9%              -5.1%
S&P Financials Index(4).......................   -8.9%               8.1%

--------------------
(1)  The year-to-date return as of March 31, 2002 was 6.25%.

(2)  October 6, 1999

(3) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

(4) The Standard & Poor's Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. The index consists of 73 stocks. (Bloomberg)

First Trust Pharmaceutical Portfolio

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(1)

                                      [BAR CHART]

                        2000:    30.6%        2001:  -10.9%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended June 30, 2000           14.21%
Worst Quarter:    Quarter Ended September 30, 2001       5.04%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(2)
First Trust Pharmaceutical Portfolio..........  -10.9%              8.8%
S&P 500 Index(3)..............................  -11.9%             -5.1%
AMEX Pharmaceutical Index(4)..................  -13.6%              3.3%

--------------------
(1)  The year-to-date return as of March 31, 2002 was -9.29%.

(2)  October 6, 1999

(3) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

(4) The AMEX Pharmaceutical Index is a capitalization-weighted index designed to represent a cross section of widely held, highly capitalized companies involved in various phases of the pharmaceutical industry. The index consists of 15 stocks. (Bloomberg)

First Trust Technology Portfolio

                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31(1)

                                      [BAR CHART]

                        2000:   -23.6%        2001:  -43.5%
                        --------------        -------------


                                 PERFORMANCE YEAR

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:     Quarter Ended December 31, 2001     47.33%
Worst Quarter:    Quarter Ended March 31, 2001       -37.66%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                1 YEAR       SINCE INCEPTION(2)
First Trust Technology Portfolio.............   -43.5%             -21.6%
S&P 500 Index(3).............................   -11.9%              -5.1%
Nasdaq Composite Index(4)....................   -20.8%             -15.5%
MS High Tech Index(5)........................   -23.9%             -10.2%

--------------------
(1)  The year-to-date return as of March 31, 2002 was -2.94%.

(2)  October 6, 1999

(3) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

(4) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. (Bloomberg)

(5) The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software, and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. (Bloomberg)

FUND ORGANIZATION

Each fund is a series of the First Defined Portfolio Fund, LLC ("First Defined"), a non-diversified open-end management investment company registered under the Investment Company Act of 1940. Each fund constitutes a separate mutual fund with its own investment objective and policies. First Defined is organized as a Delaware limited liability company. Its Board of Trustees is responsible for its overall management and direction. The Board elects First Defined's officers and approves all significant agreements including those with the investment adviser, custodian and fund administrative and accounting agent. Board members are elected by holders of First Defined's membership interests (the "interests").

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests." The funds are not offered directly to the public. Interests of the funds are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia. Account B is the sole member of First Defined. Account B's variable annuity owners who have Policy values allocated to any of the funds have indirect rights in such fund's interests. The funds may be divided into two general categories: Strategy Funds and Sector Funds.

Strategy Funds

The Strategy Funds are: Target Managed VIP Portfolio, The Dow(sm) DART 10 Portfolio, Global Target 15 Portfolio, S&P Target 24 Portfolio, Nasdaq(R) Target 15 Portfolio and Value Line(R) Target 25 Portfolio. The Strategy Funds seek their investment objectives by investing their assets primarily in accordance with a particular investment strategy. The Strategy Funds' portfolios are generally adjusted annually to reflect the strategies most recent selections.
The Target Managed VIP Portfolio generally invests its assets based on an investment strategy but may under-weight, over-weight or exclude certain securities. Nevertheless, the Target Managed VIP Portfolio is still referred to herein as a Strategy Fund. (See "Fund Overview" for each fund for a description of the investment strategies).

Sector Funds

The Sector Funds are: First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio and First Trust Technology Portfolio. The Sector Funds invest primarily in the common stocks of companies that represent each funds' specific sector or industry.

FUND MANAGEMENT

The overall management of the business and affairs of the funds is the responsibility of the Board of Trustees of the funds.

First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois, 60532, is the investment adviser to the funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the funds' portfolios and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, Nike Securities Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of the funds.

First Trust serves as adviser or subadviser for approximately 50 mutual funds and is also the portfolio supervisor of unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities"), some of which are substantially similar to the funds.

Nike Securities, 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities is the sponsor and principal underwriter of the funds' interests and has sponsored or underwritten over $25 billion of investment company shares.

There is no one individual primarily responsible for portfolio management decisions for the funds. Investments are made under the direction of a committee. For additional information concerning First Trust, including a description of the services provided, see the Statement of Additional Information.

MANAGEMENT FEES AND EXPENSES

For providing management services, First Trust is paid an annual fund management fee by each fund of 0.60% of average daily net assets.

For the most recent fiscal year ended December 31, 2001, First Trust waived the entire management fee for each fund.

Each fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; service fees; licensing fees (if applicable); extraordinary expenses; and its portion of First Defined's operating expenses. First Trust has agreed to waive fees and reimburse expenses through September 30, 2003 to prevent a fund's Total Annual Fund Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.47% of the average daily net asset value of such fund.

FUND INVESTMENTS

Equity Securities

Each fund invests primarily in equity securities. Eligible equity securities include common stocks; warrants to purchase common stocks; and securities convertible into common stocks, such as convertible bonds and debentures. In addition, the funds may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Short-Term Investments

Each fund may invest in cash equivalents or other short-term investments including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the Statement of Additional Information.

Futures and Options

Each fund may invest in various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

Each fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

HOW SECURITIES ARE SELECTED

Strategy Funds

To select securities for the Strategy Funds other than the Target Managed VIP Portfolio, First Trust primarily follows a disciplined investment strategy that invests in the common stocks determined by the strategy. The portfolios of such funds are adjusted annually on or about the funds' annual stock selection date of December 31, in accordance with the applicable investment strategy. On or about the annual stock selection date for such funds, a percentage relationship among the number of securities in a fund will be established. When additional assets are deposited into the fund, additional securities will be purchased in such numbers that reflect as nearly as practicable the percentage relationship of the number of securities established on or about the annual stock selection date. First Trust will likewise attempt to replicate the percentage relationship of securities when selling securities for a fund. The percentage relationship among the number of securities in a fund should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of a fund will fluctuate during the year, above and below the proportion established on the annual stock selection date. On or about the annual stock selection date for a fund, new securities will be selected and a new percentage relationship will be established among the number of securities for the fund.

To select securities for the Target Managed VIP Portfolio, First Trust utilizes a model based on six specialized strategies. It will not necessarily maintain a particular percentage relationship among those securities.

It is generally not possible for First Trust to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually is impossible for a fund to be 100% invested in the prescribed mix of securities at any given time. To the extent that a fund is not fully invested, the interests of variable annuity Policy owners may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, First Trust will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by a fund are amounts expected to be deducted as expenses, amounts too small to purchase additional round lots of the securities and amounts held during the settlement of portfolio transactions.

Sector Funds

The companies selected for the Sector Funds are researched and evaluated by First Trust by using database screening techniques, fundamental analysis, and the judgment of its research analysts. First Trust seeks companies that it believes have above-average growth prospectus within the respective industry or sector.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without interest holder approval and are designed to limit your investment risk. Such limitations are described in the Statement of Additional Information.

Hedging and Other Defensive and Temporary Investment Strategies

Although the Strategy Funds have no present intentions to vary from their investment strategies under any circumstances, all of the funds may invest up to 100% of their assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, a fund may not be able to achieve its investment objective.

First Trust may also use various investment strategies designated to hedge against changes in the value of securities a fund owns or expects to purchase or to hedge against interest rate changes and to hedge against currency fluctuations during the settlement of portfolio transactions. These hedging strategies include using financial futures contracts, options, options on financial futures, foreign currency forward contracts or stock index options. The ability of a fund to benefit from options and futures is largely dependent on First Trust's ability to use such strategies successfully. A fund could lose money on futures transactions or an option can expire worthless.

Each fund's investment objective may not be changed without interest holder approval. The above investment policies may be changed by the Board of Trustees without interest holder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. The Strategy and Sector Funds anticipate that their annual portfolio turnover rates will generally be less than 100%. Each fund's portfolio turnover rates are provided in "Financial Highlights Information." Active trading would result in the payment by the fund of increased brokerage costs and expenses.

DESCRIPTION OF INDICES

The portfolios of certain of the Strategy Funds consist of the common stocks of companies listed on various indices. A description of certain of the indices is provided below.

The Dow Jones Industrial Average(sm)

The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The Financial Times Industrial Ordinary Share Index

The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index

The Hang Seng Index presently consists of 33 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.

The Nasdaq-100 Index(R)

The Nasdaq-100 Index(R) represents the largest non-financial domestic and international issues listed on the Nasdaq Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market(R) lists approximately 5,000 companies and trades more shares per day than any other major U.S. market.

The Standard & Poor's 500 Index

Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stocks' weight in the Index proportionate to its market value.

Except as described in the Prospectus or Statement of Additional Information, the publishers of the indices have not granted the funds or First Trust a license to use their respective index. The funds are not designed so that prices will parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their prices will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of the funds or in the selection of stocks in the funds.

TARGET MANAGED VIP PORTFOLIO STRATEGIES

         The Target Managed VIP Portfolio invests in the common stocks of certain companies which are identified by applying a model based on six uniquely specialized strategies: the European 20 Target Strategy, the Target Small-Cap Strategy, The Dow(sm) DART 5 Strategy, The Nasdaq(R) Target 15 Strategy, the S&P Target 24 Strategy and the Value Line(R) Target 25 Strategy.

European Target 20 Strategy.

         The European Target 20 Strategy is determined as follows:

               Step 1: We rank the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield.

               Step 2:     We select the 20 highest dividend-yielding stocks.

         However, no securities-related issuer will constitute more than 5% of the assets invested in accordance with the strategy.

Target Small-Cap Strategy.

         The Target Small-Cap Strategy is determined as follows:

               Step 1: We select the stocks of all U.S. corporations which trade on the NYSE, the American Stock Exchange ("AMEX") or the Nasdaq Stock Market ("Nasdaq") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts).

               Step 2: We then select companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000. For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation.

               Step 3: We next select stocks with positive three-year sales growth.

               Step 4: From there we select those stocks who most recent annual earnings are positive.

               Step 5: We eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

               Step 6: We then select the remaining 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest).

         All steps apply monthly and rolling quarterly data instead of annual figures where possible.

The Dow(sm) DART 5 Strategy.

         The Dow(sm) DART 5 Strategy stocks are determined as follows:

               Step 1: We rank all 30 stocks contained in the DJIA by the sum of their dividend yield and buyback ratio.

               Step 2: We then select the ten stocks with the highest combined dividend yields and buyback ratios.

               Step 3: From the ten stocks selected in Step 2, we select the five stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year.

The Nasdaq(R) Target 15 Strategy.

         The Nasdaq(R) Target 15 Strategy stocks are determined as follows:

               Step 1: We select the stocks which are components of the Nasdaq-100 Index(R) and numerically rank them by 12-month price appreciation (best (1) to worst (100)).

               Step 2: We then numerically rank the stocks by six-month price appreciation.

               Step 3:   The  stocks  are then  numerically ranked by  return on
         assets ratio.

               Step 4: We then numerically rank the stocks by the ratio of cash flow per share to stock price.

               Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums.

         The stocks which comprise the Nasdaq(R) Target Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise approximately less than 1% or 25% or more of the Nasdaq(R) Target 15 Strategy portion of the portfolio on or about the stock selection date. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

The S&P Target 24 Strategy.

         The S&P Target 24 Strategy stocks are determined as follows:

               Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization and the eight largest sectors are selected.

               Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

                  Factor 1: Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

                  Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

                  Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

               Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for the fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.

Value Line(R) Target 25 Strategy.

         The Value Line(R) Target 25 Strategy is determined as follows:

               Step 1: We start with the 100 stocks which Value Line(R) gives their #1 ranking for Timeliness(TM), remove the stocks of companies considered to be securities related-issuers and the stocks of companies whose shares are not listed on a U.S. securities exchange, and apply the following screens.

               Step 2: We screen for consistent growth by ranking those remaining stocks based on 12-month and 6-month price appreciation (best [1] to worst [100]).

               Step 3: We then screen for profitability by ranking the stocks by their return on assets.

               Step 4: Finally, we screen for value by ranking the stocks based on their price to cash flow.

               Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums.

         The stocks which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise approximately less than 1% or 25% or more the Value Line(R) Target 25 Strategy portion of the portfolio on the stock selection date. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

RISK FACTORS

Risk is inherent in all investing. Investing in the funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a fund will meet its stated objective. Before you invest, you should consider the following risks.

Market risk: Market risk is the risk that a particular stock, an industry, a mutual fund or stocks in general may fall in value.

Small-cap company risk: Certain funds may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger capitalization companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger capitalization companies.

Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Foreign investment risk: Certain funds may invest in foreign securities. Securities issued by foreign companies or governments present risks beyond those of securities of U.S. issuers. Risks of investing in foreign securities include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries. Prices of foreign securities also may be more volatile.

Concentration risk: Each fund is classified as "non-diversified." As a result, each fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since each fund may invest a relatively high percentage of its assets in a limited number of issuers, each fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

In addition, the Sector Funds are considered to be concentrated in the securities of their respective industries and the Strategy Funds (other than the Value Line Target 25 Portfolio) may be concentrated in the securities of a given industry if the applicable investment strategy selects such securities. The Value Line Target 25 Portfolio may be concentrated in the Internet industry. A concentration makes a fund more susceptible to any single occurrence affecting the industry or sector and may subject the fund to greater market risk than more diversified funds. Particular risk factors for certain sectors are provided below.

Energy Sector: Companies involved in the energy industry are subject to changes in value and dividend yields which depend to a large extent on the price and supply of unpredictable energy fuels and consumer demand. Also, international politics may cause cost and supply fluctuations, and increasing sensitivity to environmental concerns will likely pose serious challenges to the industry over the coming decade. Energy conservation, taxes and regulatory policies of various governments may also affect the industry.

Financial Services Sector: Companies involved in the financial services industry are generally subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets, commercial and residential real estate loans and competition. In addition, such companies are subject to extensive regulation and tax law changes. Brokerage firms compete with banks and thrifts to provide traditional financial service products in addition to their traditional services, such as brokerage and investment advice. Insurance companies are also subject to the imposition of premium rate caps, pressure to compete globally, weather catastrophes and other disasters that require payouts and mortality rates.

Pharmaceutical Sector: Companies involved in the pharmaceutical industry are subject to governmental regulation of their products and services, increasing competition, termination of patent protections for drug products, litigation, the high costs of research and development and the risk that technological advances will render their products or services obsolete.

Technology and Internet Sectors: Companies involved in the technology and Internet industries must contend with rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, rapid obsolescence of products and services, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, government regulation and frequent new product introductions. Technology and Internet companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Also, historically, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories. Many technology companies, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Because of the components of the Nasdaq 100 Index, the Nasdaq Target 15 Portfolio is likely to be concentrated in the technology industry.

The Global Target 15 Portfolio is considered to be concentrated in the securities of United Kingdom and Hong Kong issuers. Particular risk factors follow:

United Kingdom: The United Kingdom is one of 15 members of the European Union ("EU") which was formed by the Maastricht Treaty on European Union. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the member nations and make Europe one of the largest common markets in the world. However, the uncertain implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on securities issued by U.K. issuers impossible to predict.

Unlike a majority of EU members, the United Kingdom did not convert its currency to the new common European currency, the euro, on January 1, 1999. All companies with significant markets or operations in Europe face strategic challenges as these entities adapt to a single currency. The euro conversion may materially impact revenues, expenses or income; increase competition; affect issuers' currency exchange rate risk and derivatives exposure; cause issuers to increase spending on information technology updates; and result in potentially adverse tax consequences. We cannot predict when or if the United Kingdom will convert to the euro or what impact the implementation of the euro throughout a majority of EU countries will have on U.K. or European issuers.

Hong Kong: Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies in the Hang Seng Index. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong stock market. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Investment strategy risk: The Strategy Funds are exposed to additional market risk due to their policy of investing in accordance with an investment strategy. As a result of this policy, securities held by a Strategy Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

INVESTMENT IN FUND INTERESTS

Interests of the funds are sold only to Account B to fund the benefits of the Policies issued by American Skandia. Account B purchases interests of the funds in accordance with variable account allocation instructions received from owners of the Policies. First Trust then uses the proceeds to buy securities for the funds. Account B, as an interest holder, has an ownership interest in the funds' investments.

The funds do not issue interest certificates. Individual investors may not purchase or redeem interests in the funds directly; interests may be purchased or redeemed only through the Policies. There are no minimum investment requirements. All investments in a fund are credited to the interest holder's account in the form of full and fractional interests of the fund (rounded to the nearest 1/1000 of a share). For a discussion of how Policy owners may purchase fund interests, please refer to the prospectus for Account B. Owners of the Policies may direct purchase or redemption instructions to American Skandia at 1 Corporate Drive, Shelton, CT 06484-0883, (800) 752-6342.

The price received for purchase requests will depend on when the order is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. A business day is any day the New York Stock Exchange is open for business and normally ends at 4:00 p.m. New York time. See "Net Asset Value" for a discussion of how interests are priced.

INTEREST REDEMPTION

Each fund offers to buy back (redeem) interests of the fund from Account B at any time at net asset value. Account B will redeem interests to make benefit or surrender payments under the terms of the Policies or to effect transfers among investment options. Redemptions are processed on any day on which the funds are open for business and are effected at the net asset value next determined after the redemption order, in proper form, is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. For a discussion of how Policy owners may redeem interests, please refer to the prospectus for Account B.

A fund may suspend the right of redemption only under the following unusual circumstances:
     - when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
     - when trading in the markets utilized is restricted, or when an emergency exists so that disposal of the fund's investments or determination of its net assets is not reasonably practicable; or
     -  during any period when the SEC may permit.

DISTRIBUTIONS AND TAXES

Automatic Reinvestment

All dividends received by a fund will be reinvested by the fund.

Taxes and Tax Reporting

First Defined is a limited liability company with all of its interests owned by a single entity (Account B). Accordingly, First Defined is part of the operations of American Skandia and is not taxed separately. First Defined does not intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. For a discussion of the tax status of the variable annuity Policy, please refer to the prospectus for Account B.

Internal Revenue Service Diversification Requirements

The funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the status of the variable annuity Policies issued by Account B under Section 817 of the Internal Revenue Code. First Trust reserves the right to depart from the investment strategy of a fund in order to meet these diversification requirements. See the Statement of Additional Information for more specific information.

12B-1 PLAN

Nike Securities serves as the selling agent and distributor of the funds' interests. In this capacity, Nike Securities manages the offering of the funds' interests and is responsible for all sales and promotional activities. In order to compensate Nike Securities for its costs in connection with these activities, each fund has adopted a service plan under Rule 12b-1 under the Investment Company Act of 1940. Each fund may spend up to 0.25% per year of its average daily net assets as a service fee. Nike Securities uses the service fee to compensate American Skandia for providing account services to Policy owners. These services include establishing and maintaining Policy owners' accounts, supplying information to Policy owners, delivering fund materials to Policy owners, answering inquiries, and providing other personal services to Policy owners. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the Plan allows First Trust to use a portion of its advisory fee to compensate Nike Securities for other expenses, including printing and distributing prospectuses to persons other than interest holders or Policy owners, and the expenses of compensating its sales force and preparing, printing and distributing advertising, sales literature and reports to interest holders and Policy owners used in connection with the sale of interests.

NET ASSET VALUE

The price of fund interests is based on a fund's net asset value per interest which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each fund by taking the market price of the fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of interests outstanding. The result, rounded to the nearest cent, is the net asset value per interest. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or foreign exchange or on the Nasdaq will be valued at the closing sale price on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on a national or foreign exchange or on Nasdaq will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the-counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. The value of any portfolio security held by a fund for which reliable market quotations are not readily available, or if a valuation is deemed inappropriate, will be determined in a manner that most fairly reflects fair market value of the security on the valuation date.

For funds that hold securities that trade primarily on foreign exchanges, the net asset value of a fund's interests may change on days when interest holders will not be able to purchase or redeem the fund's interests.

FUND SERVICE PROVIDERS

The custodian of the assets of the funds is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017. JPMorgan Chase Bank also provides certain accounting services to the funds. The funds' transfer, shareholder services, fund accounting and dividend paying agent, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, performs bookkeeping, data processing, accounting and administrative services for the operation of the funds and the maintenance of shareholder accounts.

Each fund pays an administrative fee of 0.325% of average daily net assets to cover expenses incurred by American Skandia in connection with the administration of the funds, Account B and the Policies. See the Statement of Additional Information for an additional discussion of fund expenses.

SHAREHOLDER INQUIRIES

All inquiries regarding the funds should be directed to the applicable fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, (800) 621-1675.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand each fund's financial performance for the periods presented. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned, or lost, on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with First Defined's financial statements, is included in the Statement of Additional Information and the annual report, which are available upon request.

                              FINANCIAL HIGHLIGHTS
                          TARGET MANAGED VIP PORTFOLIO(1)

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $8.62             $8.04           $10.00
                                                                     -----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................           0.18++            0.06             0.05
Net realized and unrealized gain/(loss) on investments.....          (0.61)             0.52            (2.01)
                                                                     -----------------------------------------
Total from investment operations...........................          (0.43)             0.58            (1.96)
                                                                     -----------------------------------------
Net asset value, end of period.............................          $8.19             $8.62            $8.04
                                                                     ==========================================

TOTAL RETURN+..............................................          (4.99)%            7.21%          (19.60)%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................         $2,126              $262              $80
Ratio of operating expenses to average
   net assets..............................................           1.47%             1.47%            1.47%**
Ratio of net investment income to average
   net assets..............................................           2.20%             2.45%            2.28%**
Portfolio turnover rate....................................          47.95%            54.04%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................          12.69%            74.78%          215.88%**

--------------------

(1) Effective April 30, 2002, based upon the determination of the fund's Board of Trustees, the fund changed its name from The Dow(sm) Target 5 Portfolio to the Target Managed VIP Portfolio. The fund's primary investment strategy was also changed.

* The Fund commenced operations on October 6, 1999.

**       Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                              FINANCIAL HIGHLIGHTS
                          THE DOW(sm) DART 10 PORTFOLIO

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $10.02           $9.22            $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................            0.14++          0.05              0.02
Net realized and unrealized gain/(loss) on investments.....           (1.62)           0.75             (0.80)
                                                                     -------------------------------------------
Total from investment operations...........................           (1.48)           0.80             (0.78)
                                                                     -------------------------------------------
Net asset value, end of period.............................           $8.54          $10.02             $9.22
                                                                     ==========================================

TOTAL RETURN+..............................................          (14.77)           8.68%            (7.80)%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $4,064            $1,110             $101
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment income to average
   net assets..............................................             1.53%             1.19%            1.01%**
Portfolio turnover rate....................................            38.16%            33.59%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................             5.59%            14.84%          182.94%**

--------------------

*  The Fund commenced operations on October 6, 1999.

**  Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                              FINANCIAL HIGHLIGHTS
                           GLOBAL TARGET 15 PORTFOLIO

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $9.90            $9.71            $10.00
                                                                     ----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................           0.26++           0.15              0.06
Net realized and unrealized gain/(loss) on investments.....          (0.50)            0.04             (0.35)
                                                                     ----------------------------------------

Total from investment operations...........................          (0.24)            0.19             (0.29)
                                                                     ----------------------------------------
Net asset value, end of period.............................          $9.66            $9.90             $9.71
                                                                     ========================================

TOTAL RETURN+..............................................          (2.42)%           1.96%            (2.90)%
                                                                     ========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $2,291            $1,853             $252
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment income to average
   net assets..............................................             2.77%             5.93%            2.77%**
Portfolio turnover rate....................................           105.85%            20.39%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................             6.73%            14.89%           51.39%**

--------------------

*  The Fund commenced operations on October 6, 1999.

** Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                               FINANCIAL HIGHLIGHTS
                             S&P TARGET 24 PORTFOLIO(1)

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $9.54            $11.83           $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................          (0.01) ++         (0.03)           (0.02)
Net realized and unrealized gain/(loss) on investments.....          (2.34)            (2.26)            1.85
                                                                     -------------------------------------------
Total from investment operations...........................          (2.35)            (2.29)            1.83
                                                                     -------------------------------------------
Net asset value, end of period.............................          $7.19             $9.54           $11.83
                                                                     ==========================================

TOTAL RETURN+..............................................         (24.63)%          (19.36)%          18.30%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $3,461            $1,501             $273
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment loss to average
   net assets..............................................            (0.07)%           (0.71)%          (1.04)%**
Portfolio turnover rate....................................            95.30%            64.22%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................             5.67%            10.85%           96.12%**

--------------------

(1) Effective April 30, 2002, based upon the determination of the fund's Board of Trustees, the fund changed its name from the S&P Target 10 Portfolio to the S&P Target 24 Portfolio. The fund's primary investment strategy was also changed.

*  The Fund commenced operations on October 6, 1999.

** Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                              FINANCIAL HIGHLIGHTS
                           NASDAQ TARGET 15 PORTFOLIO

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $12.88           $14.60           $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................           (0.13) ++        (0.16)           (0.05)++
Net realized and unrealized gain/(loss) on investments.....           (3.50)           (1.56)            4.65
                                                                     -------------------------------------------
Total from investment operations...........................           (3.63)           (1.72)            4.60
                                                                     -------------------------------------------
Net asset value, end of period.............................           $9.25           $12.88           $14.60
                                                                     ==========================================

TOTAL RETURN+..............................................          (28.18)%         (11.78)%          46.00%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $4,793            $2,688             $410
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment loss to average
   net assets..............................................            (1.31)%           (1.46)%          (1.44)%**
Portfolio turnover rate....................................            63.71%            72.40%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................             4.32%             5.47%           90.16%**

--------------------

*  The Fund commenced operations on October 6, 1999.

** Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                                FINANCIAL HIGHLIGHTS
                        VALUE LINE(R) TARGET 25 PORTFOLIO(1)

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $9.32            $16.33           $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................          (0.06) ++         (0.03)           (0.04)
Net realized and unrealized gain/(loss) on investments.....          (5.11)            (6.98)            6.37
                                                                     -------------------------------------------
Total from investment operations...........................          (5.17)            (7.01)            6.33
                                                                     -------------------------------------------
Net asset value, end of period.............................          $4.15             $9.32           $16.33
                                                                     ==========================================

TOTAL RETURN+..............................................         (55.47)%          (42.93)%          63.30%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................             $499            $1,131             $187
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment loss to average
   net assets..............................................            (1.42)%           (1.40)%          (1.37)%**
Portfolio turnover rate....................................           209.84%            71.51%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................            19.43%            16.73%          136.02%**

--------------------

(1) Effective April 30, 2002, based upon the determination of the fund's Board of Trustees, the fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The fund's primary investment strategy was also changed.

*  The Fund commenced operations on October 6, 1999.

** Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                              FINANCIAL HIGHLIGHTS
                          FIRST TRUST ENERGY PORTFOLIO

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $15.87           $11.23           $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................           (0.04) ++        (0.02)           (0.01)
Net realized and unrealized gain on
   investments.............................................           (4.54)            4.66             1.24
                                                                     -------------------------------------------
Total from investment operations...........................           (4.58)            4.64             1.23
                                                                     -------------------------------------------
Net asset value, end of period.............................          $11.29           $15.87           $11.23
                                                                     ==========================================

TOTAL RETURN+..............................................          (28.86)%          41.32%           12.30%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $2,069             $498              $114
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment loss to average
   net assets..............................................            (0.29)%           (0.50)%          (0.50)%**
Portfolio turnover rate....................................           113.79%            28.14%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................            10.87%            44.00%          111.63%**

--------------------

*  The Fund commenced operations on October 6, 1999.

** Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                              FINANCIAL HIGHLIGHTS
                    FIRST TRUST FINANCIAL SERVICES PORTFOLIO

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $13.09           $10.49           $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................           (0.00) ++#       (0.01)           (0.00)#
Net realized and unrealized gain on
   investments.............................................           (1.41)            2.61             0.49
                                                                     -------------------------------------------
Total from investment operations...........................           (1.41)            2.60             0.49
                                                                     -------------------------------------------
Net asset value, end of period.............................          $11.68           $13.09           $10.49
                                                                     ==========================================

TOTAL RETURN+..............................................          (10.77)%          24.79%            4.90%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $3,122            $1,031             $130
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment loss to average
   net assets..............................................            (0.01)%           (0.17)%          (0.19)%**
Portfolio turnover rate....................................           127.11%           154.13%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................             6.72%            13.62%          115.60%**

--------------------

*  The Fund commenced operations on October 6, 1999.

** Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

# Amount represents less than $0.01 per share.

                              FINANCIAL HIGHLIGHTS
                      FIRST TRUST PHARMACEUTICAL PORTFOLIO

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $13.54           $10.37           $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................           (0.09) ++        (0.03)           (0.02)
Net realized and unrealized gain on
   investments.............................................           (1.39)            3.20             0.39
                                                                     -------------------------------------------
Total from investment operations...........................           (1.48)            3.17             0.37
                                                                     -------------------------------------------
Net asset value, end of period.............................          $12.06           $13.54           $10.37
                                                                     ==========================================

TOTAL RETURN+..............................................          (10.93)%          30.57%            3.70%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $3,777            $1,267             $135
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment loss to average
   net assets..............................................            (0.73)%           (0.61)%          (0.79)%**
Portfolio turnover rate....................................            50.46%            88.46%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................             5.96%            13.46%          147.68%**

--------------------

*  The Fund commenced operations on October 6, 1999.
** Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                              FINANCIAL HIGHLIGHTS
                        FIRST TRUST TECHNOLOGY PORTFOLIO

                                                                     YEAR             YEAR             PERIOD
                                                                     ENDED            ENDED            ENDED
                                                                     12/31/01         12/31/00         12/31/99*
                                                                     -------------------------------------------
Net asset value, beginning of period.......................          $10.25           $13.41           $10.00
                                                                     -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................           (0.09) ++        (0.10)           (0.03)
Net realized and unrealized gain/(loss) on investments.....           (4.37)           (3.06)            3.44
                                                                     -------------------------------------------
Total from investment operations...........................           (4.46)           (3.16)            3.41
                                                                     -------------------------------------------
Net asset value, end of period.............................           $5.79           $10.25           $13.41
                                                                     ==========================================

TOTAL RETURN+..............................................          (43.51)%         (23.56)%          34.10%
                                                                     ==========================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's).......................           $1,739            $1,046             $162
Ratio of operating expenses to average
   net assets..............................................             1.47%             1.47%            1.47%**
Ratio of net investment loss to average
   net assets..............................................            (1.38)%           (1.42)%          (1.38)%**
Portfolio turnover rate....................................           185.60%            98.66%           --
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed.....................................             9.38%            11.39%          115.26%**

--------------------

* The Fund commenced operations on October 6, 1999.

**       Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per share values have been calculated using the average shares method.

                      FIRST DEFINED PORTFOLIO FUND, LLC

                        TARGET MANAGED VIP PORTFOLIO
                        THE DOW(sm) DART 10 PORTFOLIO
                         GLOBAL TARGET 15 PORTFOLIO
                          S&P TARGET 24 PORTFOLIO
                        NASDAQ(R) TARGET 15 PORTFOLIO
                     VALUE LINE(R) TARGET 25 PORTFOLIO
                        FIRST TRUST ENERGY PORTFOLIO
                  FIRST TRUST FINANCIAL SERVICES PORTFOLIO
                    FIRST TRUST PHARMACEUTICAL PORTFOLIO
                      FIRST TRUST TECHNOLOGY PORTFOLIO


Several additional sources of information are available to you. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during its last fiscal year. Also, the Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. The SAI and the prospectus are intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation. Call the fund at (800) 621-1675 for shareholder inquiries or to request a free copy of the SAI, the annual and semi-annual reports or for other fund information.

You may obtain this and other fund information, including the code of ethics adopted by First Trust, Nike Securities and the funds, directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line on the EDGAR database at
http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202)-942-8090 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

                        First Defined Portfolio Fund, LLC
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                                 (800) 621-1675
                                 www.nikesec.com

SEC file #:  811-09235





                     STATEMENT OF ADDITIONAL INFORMATION
                                April 30, 2002

                      First Defined Portfolio Fund, LLC
This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectuses for the applicable Funds and should be read in conjunction with the prospectuses for the Funds dated April 30, 2002, for each Fund of the First Defined Portfolio Fund, LLC. The Prospectuses may be obtained by calling (800) 621-1675, or writing 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                              Table of Contents
                                                                          PAGE
  General Information and History............................................1
  Investment Policies........................................................2
  Description of Strategy Funds.............................................14
  Description of Indices....................................................16
  Investment Risks..........................................................19
  Additional Strategy Fund Risks............................................21
  Additional Fund Industry Risks............................................22
  Additional Foreign Issuer Risks...........................................27
  Fund Management...........................................................31
  Control Persons and Principal Holders of Securities.......................34
  Investment Advisory and Other Services....................................34
  12b-1 Plan................................................................36
  Brokerage Allocations.....................................................37
  Purchases, Redemptions and Pricing of Interests...........................39
  Tax Status................................................................41
  Performance...............................................................41
  Performance Data of Investment Strategies.................................44
  Additional Information....................................................47
  Financial Statements......................................................47

The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Report. The Annual Report was filed with the Securities and Exchange Commission on February 27, 2002. The financial statements from such Annual Report are incorporated herein by reference. The annual report accompanies this Statement of Additional Information ("SAI").

General Information and History

First Defined Portfolio Fund, LLC (the "Registrant") is a non-diversified, open-end management series investment company organized as a Delaware limited liability company on January 8, 1999. Currently, the Registrant has eleven series authorized and outstanding (each a "Fund"). Each series of the Registrant represents membership interests (the "interests") in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Fund comprise two general categories: Strategy Funds and Sector Funds. The Strategy Funds are: The Dow(sm) DART 10 Portfolio (the "DART 10 Portfolio"), Global Target 15 Portfolio (the "Global Target Portfolio"), S&P Target 24 Portfolio (the "S&P Target Portfolio"), Nasdaq(R) Target 15 Portfolio (the "Nasdaq Target Portfolio"), Value Line(R) Target 25 Portfolio (the "Value Line Target Portfolio"), First Trust 10 Uncommon Values Portfolio ("10 Uncommon Values Portfolio") and the Target Managed VIP
Portfolio ("Target Managed VIP Portfolio"). The Sector Funds are: First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio. The Target Managed VIP Portfolio, S&P Target Portfolio and the Value Line Target Portfolio were formerly named The Dow(sm) Target 5 Portfolio, S&P Target 10 Portfolio and the First Trust Internet Portfolio, respectively, and the principal investment strategy of each of the Funds was modified. The name and investment strategy changes occurred on April 30, 2002. Interests of the Funds are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia Life Assurance Corporation ("American Skandia").

Investment Policies

The Prospectuses describe the investment objectives and strategies of the Funds. Each Fund is also subject to the following fundamental policies which may not be changed without approval of the holders of a majority of the outstanding voting interests of the Fund:
(1) A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

(2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed- delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies,
(ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

(6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7) A Fund may not pledge, mortgage or hypothecate any of its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment.

(8) Each Strategy Fund (other than the Value Line Target Portfolio) may invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for the Fund selects securities in a manner that results in such a concentration. A Sector Fund may invest more than 25% of its assets in the securities of issuers in the industry represented by the Fund. The Value Line Target Portfolio may invest more than 25% of its assets in the securities of issuers in the Internet industry. Notwithstanding the foregoing, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Risk Factors" in the Prospectus and "Additional Fund Industry Risks" herein for a discussion of the risks associated with the concentration of a Fund's holdings in a given industry.)

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The foregoing fundamental policies and the investment objective of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting interests of the Registrant (or of a particular Fund, if appropriate). The Investment Company Act of 1940 ("1940 Act") defines a majority vote as the vote of the lesser of (i) 67% of the voting interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Fund affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Registrant interests.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies which may be changed by the Board of Trustees.

Investment Criteria

Under normal circumstances, each Fund will invest at least 80% of the total assets of the Fund in the particular type of investments or in accordance with the Fund's investment strategy, if applicable, suggested by the Fund's name. Fund interest holders are entitled to 60 days notice prior to any change in this non-fundamental investment policy.

Warrants

Each Fund may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

Securities Lending

Each Fund may also lend portfolio securities to broker-dealers and financial institutions to realize additional income. A Fund will not lend its portfolio securities or other assets, if as a result, more than 33-1/3% of the Fund's total assets, including collateral received, would be lent to broker-dealers or other parties. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking-to-market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Securities loaned by a Fund remain subject to fluctuations in market value. A Fund may pay reasonable finders, custodian and administrative fees in connection with a loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the Fund's investment adviser, First Trust Advisors, L.P. ("First Trust"), to be of good standing.

During the period that a Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Delayed-Delivery Transactions

A Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed- delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegates has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and
(iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegates. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Money Market Funds

Each Fund may invest in shares of money market funds to the extent permitted by the 1940 Act.

Temporary Investments

Each Fund may, without limit as to percentage of assets, purchase U.S. government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A or higher by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less.

Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore; certificates of deposit purchased by a Fund may not be fully insured.

(3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)   Repurchase  agreements which involve  purchases of debt  securities.  In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Fund's Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's or Fitch 2 or higher by Fitch.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and expenses.

The portfolio turnover rates of the folowing funds increased significantly in 2001:

Turnover                                   2000                 2001
-----------------------------------------------------------------------

Global Target Portfolio                    20.39%               105.85%
10 Uncommon Values Portfolio               98.80%               149.77%
First Trust Energy Portfolio               28.14%               113.79%
Value Line Target Portfolio                71.51%               209.84%
First Trust Technology Portfolio           98.66%               185.60%

In general, the reason for the increase in the turnover rate of these funds was that in 2001 there was a fairly equal balance between purchases and sales driven largely by the activity of Account B as it purchased and redeemed interests in roughly equal amounts. In contrast, in 2000, the portfolios were all relatively new and there was a predominance of purchases over sales as Account B purchased much more than it redeemed.

Hedging Strategies

General Description of Hedging Strategies
A Fund may engage in hedging activities. First Trust may cause a Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (referred to herein as "Futures" or "Futures Contracts"), and options on Future Contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to
"lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the
several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Registrant has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use Futures Contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

A Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Indices or a more narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

Each Fund may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Future Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard
& Poor's 100 Index, the Nasdaq-100 Index(R), the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of a securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquires.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Each Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First
Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Risks and Special Considerations Concerning Derivatives
In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a
Fund and its shareholders and is consistent with a Fund's objectives, investment
limitations,   and  operating  policies.  In  making  such  a  judgment,   the
portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only within counterparties that First Trust reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Currency Transactions. The Funds may engage in foreign currency forward contracts, options, and futures transactions. Such Funds may enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Funds invest in a currency futures or options contract, they must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Funds may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Funds may segregate assets to cover its futures contracts obligations.

Risks and Special Considerations Concerning Foreign Currencies
(1) Currency Risks. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. Funds may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

(2) Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. First Trust believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency exchange.

The Funds will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that First Trust believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Funds will not enter into a forward foreign currency exchange contract with a term longer than one year.
(3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put options has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
(4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the First Trust, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
(5)   Foreign  Currency  Futures  Transactions.   By  using  foreign  currency
futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.
(6) Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of First Trust, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Foreign Investments

Indirect Foreign Investment-Depositary Receipts. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of such Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that

ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do no eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S.
bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Direct Foreign Investments. The Funds may invest directly in the securities of foreign issuers. In consideration of whether to invest in the securities of a foreign company, First Trust considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. First Trust also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Insurance Law Restrictions

In connection with the Registrant's agreement to sell shares to Account B, American Skandia and First Trust may enter into agreements, required by certain state insurance departments, under which First Trust may agree to use its best efforts to assure and to permit American Skandia to monitor each Fund for compliance with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, American Skandia would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Registrant's operations.

Description of Strategy Funds

As described in the Funds' prospectus, the portfolio of the DART 10 Portfolio consists primarily of the common stocks of the ten companies in the Dow Jones Industrial Average(sm) ("DJIA") that have the highest combined dividend yields and buyback ratios on or about the date specified in the prospectus (the "Stock Selection Date"). The portfolio of the Global Target Portfolio consists primarily of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index, respectively, that have the highest dividend yield in the respective index on or about the Stock Selection Date. The portfolio of the S&P Target Portfolio consists primarily of the common stocks of 24 companies selected from a pre-screened subset of the stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") initially on or about April 30, 2002 and annually on or about the Stock Selection Date. The portfolio of the 10 Uncommon Values Portfolio is primarily the ten common stocks selected annually by the Investment Policy Committee of Lehman Brothers, Inc. with the assistance of the Research Department of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation during the next year. The Nasdaq Target Portfolio consists
primarily  of  the   common  stocks  of  fifteen  companies  selected  from  a
pre-screened subset of the stocks included in the Nasdaq-100 Index on or about the Stock Selection Date. The portfolio of the Value Line Target Portfolio consists primarily of the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's #1 ranking for TimelinessTM as of the close of business initially on or about April 30, 2002 and annually on or about the Stock Selection Date. Each year, as discussed in the Prospectus, the portfolio of each Fund is adjusted in accordance with its investment strategy. The portfolio of the Target Managed VIP Portfolio consists primarily of common stocks that are identified by applying six uniquely specialized strategies initially on or about April 30, 2002 and annually on or about the Stock Selection Date: the Dow(sm) DART 5 Strategy, the European Target 20 Strategy, the Nasdaq(R) Target 15 Strategy, the S&P Target 24 Strategy, the Target Small Cap Strategy, and the Value Line(R) Target 25 Strategy. See "Fund Overview" in the Prospectus for the relevant Fund for a more detailed description of its investment strategy.

The dividend yield for each equity security contained in the DART 10 Portfolio and the securities based on the DJIA in the Global Target Portfolio and the Target Managed VIP Portfolio is calculated by annualizing the last quarterly or semi-annual ordinary dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date. The yield for each equity security listed on the FT Index or the Hang Seng Index in the Global Target Portfolio is calculated by adding together the most recent interim and final dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date.

The publishers of the S&P 500 Index, FT Index and the Hang Seng Index are not affiliated with First Trust and have not participated in the creation of the Fund or the selection of the equity securities included therein. There is, of course, no guarantee that the objective of any Fund will be achieved.

Any changes in the components of any of the respective indices or in the composition of the stocks listed on the New York Stock Exchange, American
Stock Exchange or Nasdaq Stock Market made after the respective Stock Selection Date will not cause a change in the identity of the common stocks included in the applicable Fund, including any additional equity securities deposited thereafter until the next Stock Selection Date when the portfolio of the each Fund will be adjusted in accordance with its investment strategy.

Investors should note that each Fund's investment criteria is applied and will in the future be applied to the equity securities selected for inclusion in the Fund as of the applicable Stock Selection Date. Additional equity securities which were originally selected through this process may be purchased throughout the year, as investors may continue to invest in the Fund, even though the yields on these equity securities may have changed subsequent to the previous Stock Selection Date. These equity securities may no longer be included in the index, or may not meet a Fund's selection criteria at that time, and therefore, such equity securities would no longer be chosen for inclusion in the Fund if the selection process were to be performed again at that time. Accordingly, the equity securities selected and the percentage relationship among the number of shares will not change for purchases or sales by a Fund until the next annual Stock Selection Date.

Licensing Arrangements with Lehman Brothers, Inc.

As noted in the Prospectus, the objective of the 10 Uncommon Values Portfolio is to provide the potential for above-average capital appreciation by investing the Fund's portfolio in the ten common stocks selected by the Investment Policy Committee of Lehman Brothers Inc. with the assistance of the Research Department of Lehman Brothers Inc. which, in the opinion of Lehman Brothers Inc., have the greatest potential for capital appreciation during the next year. The selection was based upon a determination by Lehman Brothers Inc. that the selected stocks are deemed to have an above-average appreciation potential against the S&P 500 Index over the 12 months following the selection of the portfolio. The stocks included in this Fund are adjusted annually in accordance with the new selections of Lehman Brothers for subsequent years. Lehman Brothers Inc. is one of the leading global investment banks serving institutional, corporate, government and high net worth individual clients and customers. Lehman Brothers' business includes capital raising for clients through securities underwriting and direct placements; corporate finance and strategic advisory services; merchant banking; securities sales and trading; research; and the trading of foreign exchange, derivative products and certain commodities. The Fund is not sponsored, advised, or created by Lehman Brothers Inc. Lehman Brothers Inc.'s only relationship to First Trust is the licensing of certain trademarks and tradenames of Lehman Brothers Inc. and of the "10 Uncommon Values" and the sale to First Trust of research which is determined, composed and calculated by Lehman Brothers Inc. without regard to First Trust or the Fund. In addition, Lehman Brothers Inc. may also receive fees for brokerage services provided to this Fund as well as unit investment trusts sponsored by Nike Securities L.P. Lehman Brothers Inc., in its general securities business acts, as agent or principal in connection with the purchase and sale of equity securities, including the equity securities held in the Fund and may act as a market maker in certain of the equity securities.

Licensing Arrangements with Value Line Publishing, Inc.

Value Line Publishing, Inc.'s ("VLPI") only relationship to Nike Securities (defined below) is VLPI's licensing to Nike Securities of certain VLPI trademarks and trade names and the Value Line(R) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to Nike Securities, the Funds or any investor. VLPI has no obligation to take the needs of Nike Securities or any investor in the Funds into consideration in composing the System. A Fund's results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Fund or the timing of the issuance for sale of the Fund or in the calculation of the equations by which the Fund is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT
WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF A FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE FUND.

Description of Indices

Certain Funds invest in stocks included in the DJIA, the FT Index, the Hang Seng Index, the Nasdaq Index, and the S&P 500 Index. The following is a description of these indices.

The Dow Jones Industrial Average(sm)

The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the DJIA may be changed at any time for any reason. Any changes in the components of the DJIA made after the Stock Selection Date will not generally cause a change in the identity of the equity securities involved in the applicable Fund, including any equity securities deposited in a Fund, except when the Fund is periodically adjusted.

"Dow Jones Industrial Average(sm)", "DJIA(sm)", "Dow Industrials(sm)", "Dow 30(sm)," "The Dow(sm)" and "The Dow 10(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust. None of the Funds, including, and in particular, the Target Managed VIP Portfolio and the DART 10 Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to a Fund's interest holders or any member of the public regarding the advisability of purchasing a Fund. Dow Jones' only relationship to the Funds, American Skandia, or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of American Skandia, First Trust or variable annuity owners into consideration in determining, composing or calculating the DJIA. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Funds, including the pricing of the Funds' interests or the amount payable under variable annuity contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, AMERICAN SKANDIA, FIRST TRUST OR VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Financial Times Industrial Ordinary Share Index

The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. The Financial Times Ordinary Index is calculated by FTSE
International Ltd. ("FTSE"). All copyright in the Index constituent list vests in FTSE. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies, which are highly capitalized, major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the FT Index are made entirely by the editors of The Financial Times without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. However, on December 16, 1997, Diageo PLC and Scottish Power PLC replaced Guinness PLC and Grand Metropolitan PLC. Most substitutions have been the result of mergers or because of poor share performance, but from time to time, changes may be made to achieve a better representation. The components of the FT Index may be changed at any time for any reason.

The Hang Seng Index

The Hang Seng Index was first published in 1969 and presently consists of 33 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.

Except as described herein or in the Prospectus, neither the publishers of the S&P 500 Index, DJIA, FT Index nor the Hang Seng Index have granted the Funds, American Skandia, or First Trust a license to use their respective Index. The Funds are not designed so that prices will parallel or correlate with the movements in any particular index or a combination thereof and it is expected that their prices will not parallel or correlate with such movements. The publishers of the S&P 500 Index, DJIA, FT Index and the Hang Seng Index have not participated in any way in the creation of the Funds or in the selection of stocks in the Funds and have not approved any information related thereto.

The Nasdaq-100 Index(R)

The Nasdaq-100 Index(R) represents the largest and most active non-financial domestic and international issues listed on the Nasdaq Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market(R) lists approximately 5,000 companies and trades more shares per day than any other major U.S. market.

The Nasdaq Target Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq Target Portfolio or the Target Managed VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the Nasdaq Target Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to First Trust (the "Licensee") is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Nasdaq Target Portfolio or the Target Managed VIP Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The corporations have not liability in connection with the administration, marketing or trading of a Fund.

THE   CORPORATIONS  DO  NOT  GUARANTEE  THE  ACCURACY   AND/OR   UNINTERRUPTED
CALCULATION  OF THE  NASDAQ-100  INDEX(R)  OR ANY  DATA  INCLUDED  THEREIN.  THE
CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Standard & Poor's 500 Index

Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stocks' weight in the Index proportionate to its market value.

The S&P Target Portfolio or the Target Managed VIP Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the S&P Target Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P Target Portfolio or the Target Managed VIP Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to First Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to First Trust, the S&P Target Portfolio or the Target Managed VIP Portfolio. S&P has no obligation to take the needs of First Trust or the owners of the S&P Target Portfolio or the Target Managed VIP Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination for the prices and amount of the S&P Target Portfolio or the Target Managed VIP Portfolio or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Investment Risks

Generally

An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by a Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in a Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by such Fund. The equity securities held in a Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

First Trust shall not be liable in any way for any default, failure or defect in any equity security held in a Fund's portfolio.

Legislation

At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the equity securities in a Fund or the issuers of the equity securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in a Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Fund or will not impair the ability of the issuers of the equity securities held in a Fund to achieve their business goals.

Liquidity

Whether or not the equity securities in a Fund are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities held in a Fund may be sold to meet transfers, partial withdrawals or surrenders and the value of a Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Lack of Diversification

Each Fund is classified as "non-diversified" and therefore a Fund is only limited as to the percentage of its assets which may be invested in securities of any one issuer by its own investment restrictions and by diversification requirements imposed by the Internal Revenue Code of 1986, as amended. A Fund may therefore invest a relatively high percentage of its assets in a limited number of issuers. This can expose each Fund to potentially greater market fluctuations than might be experienced by a diversified fund. Each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests. For example, an investment in the DART 10 Portfolio may subject an investor to additional risk due to the relative lack of diversity in its portfolio since the portfolio contains only ten stocks. Therefore, the DART 10 Portfolio may be subject to greater market risk than other Funds which may contain a more diversified portfolio of securities. A Fund is not designed to be a complete investment program for an investor. Variable annuity Policy owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their Policy assets.

Small Capitalization Companies

Certain or all of the equity securities in the Funds may be small cap company stocks. While, historically, small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contain these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Litigation

Certain of the issuers of equity securities in certain Funds may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Funds.

Certain of the Funds may include the common stock of Microsoft Corporation in their portfolios. Microsoft Corporation is currently engaged in litigation with the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. The District Court handling the antitrust case held that Microsoft exercised monopoly power in violation of Sections 1 and 2 of the Sherman Antitrust Act and various state antitrust laws. A judgment was entered on June 7, 2000 ordering, among other things, the breakup of Microsoft into two companies. The judgment was stayed pending an appeal. On June 28, 2001, the U.S. Court of Appeals for the District of Columbia Circuit affirmed in part, reversed in part, and vacated the judgment in its entirety and remanded the case to the District Court for a new trial on one Section 1 claim and for entry of a new judgment consistent with its ruling. In its ruling, the Court of Appeals substantially narrowed the bases of liability found by the District Court, but affirmed some of the District Court's conclusions that Microsoft had violated Section 2. On September 6, 2001, the plaintiffs announced that on remand they will not ask the Court to break Microsoft up, that they will seek imposition of conduct remedies, and that they will not retry the one
Section 1  claim  returned to the District  Court by the Court of Appeals.  On
August 7, 2001, Microsoft petitioned the Supreme Court for a writ of certiorari to review the appellate court's ruling concerning its disqualification of the District Court judge. The Supreme Court denied the petition on October 9, 2001. Microsoft may petition the Supreme Court to review other aspects of the appellate court's decision after final judgment is entered. On October 12, 2001, the trial court held a status conference and entered orders requiring the parties to engage in settlement discussions until November 2, 2001. If no settlement is reached by that date, the parties will begin discovery leading to an evidentiary hearing on remedies on March 11, 2002. It is impossible to predict what impact the proceedings will have on Microsoft or the value of its stock.

At any time litigation may be instituted on a variety of grounds with respect to the common stock held by the Funds. A Fund is unable to predict whether litigation, including the litigation described above, that has been or will be instituted might have a material adverse effect on the Fund.

Additional Strategy Fund Risks

Certain equity securities selected for the Funds may have attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or Exchange. The equity securities may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the equity securities will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the equity securities will be maintained or that share prices will not decline further during the life of the Funds, or that the equity securities will continue to be included in the respective indices or Exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective Strategy Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund's objective will be achieved or that a Fund will provide for capital appreciation in excess of such Fund's expenses. Because of the contrarian nature of such Funds and the attributes of the common stocks, which caused inclusion in the portfolio, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, each of the strategies have underperformed their respective index or indices in certain years.

Equity securities in a Strategy Fund from time to time may be sold under certain circumstances described in the Prospectus or herein. Each Strategy Fund, however, is not actively managed and equity securities in a Fund will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation or if the equity securities no longer meet the criteria by which they were selected for a Fund. However, equity securities will be sold on or about each annual Stock Selection Date in accordance with its stock selection strategy.

Additional Fund Industry Risks

The following is a discussion of additional risks affecting particular industry sectors represented in the Funds.

Energy Sector. An investment in the energy sector should be made with an understanding of the problems and risks inherent in an investment in the energy industry in general.

The business activities of companies in the energy sector may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field are also considered for the First Trust Energy Portfolio.

The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the equity securities held in the First Trust Energy Portfolio Fund may be subject to rapid price volatility. First Trust is unable to predict what impact the foregoing factors will have during the life of the First Trust Energy Portfolio on the equity securities held in its portfolio.

According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in United States environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries ("OPEC") and highly uncertain and potentially more volatile oil prices. Factors which First Trust believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented, during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the 1990-1991 crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general. In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Fund.

Financial Sector. An investment in the financial services sector should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state- chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring and Improvement Act of 1991 and the regulations promulgated under these laws. Their impact on the business, financial condition and prospectus of the equity securities in the First Trust Financial Services Portfolio cannot be predicted with certainty. The Gramm-Leach Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act, which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and
mandated   regulatory   intervention  to  correct  such  problems.  Additional
legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the equity securities in the First Trust Financial Services Portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. First Trust makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the First Trust Financial Services Portfolio.

The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining  and resulting  institutions,  the  managerial  resources of the resulting  institution,  the  convenience  and  needs of the  communities  the
combined   organization  would  serve,  the  record  of  performance  of  each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. First Trust makes no prediction as to the effect, if any, such laws will have on the equity securities in this sector or whether such approvals, if necessary, will be obtained.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies
have   experienced,   and  can  be  expected  in  the  future  to  experience,
catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance
regulatory  authorities,   and  in  order  to  maintain  acceptable  financial
strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations, and (viii) the uncertainty involved in estimating
the  availability  of  reinsurance  and  the   collectibility  of  reinsurance
recoverables.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. First Trust is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up.The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation
and  Liability  Act of  1980  ("Superfund")   and  comparable  state  statutes
("mini-Superfund")  govern  the clean-up  and   restoration  by   "Potentially
Responsible Parties" ("PRPs"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and the definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the equity securities included in the First Trust Financial Services Portfolio will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Pharmaceutical Sector. An investment in the pharmaceutical sector should be made with an understanding of the characteristics of the pharmaceutical industry and the risks which such investment may entail.

Pharmaceutical companies are companies involved in drug development and production services, biotech, and advanced medical devices and instruments. Such companies have potential risks unique to their sector of the healthcare field. Such companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from generic drug sales, the termination of their patent protection for drug products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug to market are substantial and include lengthy government review processes, with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs and vaccines. These activities may make the pharmaceutical sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Fund's objectives will be met.

Legislative proposals concerning healthcare are considered from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provisions of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. First Trust is unable to predict the effect of any of these proposals, if enacted, on the issuers of equity securities in the First Trust Pharmaceutical Portfolio.

Technology and Internet Sectors. An investment in the Strategy Funds, which may be concentrated in the technology industry, and the First Trust Technology Portfolio, which will be concentrated in the technology industry, should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the equity securities included in this sector depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the equity securities included in this sector will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the equity securities held in the Funds.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics  and  telecommunications  industries.  There  can be no  assurance that these customers will place additional orders, or that an issuer of equity securities held by the Funds will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of securities held in the Funds.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the equity securities held by the Funds to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the securities in the Funds.

Additional Foreign Issuer Risks

Since certain of the portfolio securities included in the Funds may consist of common stocks of foreign issuers, an investment in such Funds involves certain investment risks that are different in some respects from an investment in a fund which invests entirely in common stocks of domestic issuers. These investment risks include the possible imposition of future political or governmental restrictions which might adversely affect the payment or receipt of dividends on the relevant portfolio securities, the possibility that the financial condition of the issuers of the portfolio securities may become impaired or that the general condition of the relevant stock market may deteriorate, the limited liquidity and relatively small market capitalization of the relevant securities market, the imposition of expropriation or confiscatory taxation, economic uncertainties, the lack of the quantity and quality of publicly available information concerning the foreign issuers as such issuers are generally not subject to the same reporting and accounting requirements as domestic issuers, and the effect of foreign currency devaluations and fluctuations in the value of the common stocks and dividends of foreign issuers in terms of U.S. dollars. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

On the basis of the best information available to First Trust at the present time, none of the portfolio securities in such Funds are currently subject to exchange control restrictions under existing law which would materially interfere with payment to such Funds of dividends due on, or proceeds from the sale of, the foreign portfolio securities. The adoption of such restrictions or other legal restrictions could adversely impact the marketability of the foreign portfolio securities and may impair the ability of such Funds to satisfy its obligation to redeem shares or could cause delays or increase the costs associated with the purchase and sale of the foreign portfolio securities and correspondingly affect the price of its shares.

The purchase and sale of the foreign portfolio securities may be made in foreign securities markets. Although First Trust does not believe that the Funds will encounter obstacles in acquiring or disposing of the foreign portfolio securities, investors should be aware that in certain situations it may not be possible to purchase or sell a foreign portfolio security in a timely manner for any number of reasons, including lack of liquidity in the relevant market, the unavailability of a seller or purchaser of the foreign portfolio securities, and restrictions on such purchases or sales by reason of federal securities laws or otherwise. An investment in such Funds will also be subject to the risks of currency fluctuations associated with investments in foreign equity securities trading in non-U.S. currencies.

Certain of the equity securities in the Funds may be in ADR or GDR form. ADRs, which evidence American Depositary Receipts and GDRs, which evidence Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Shares and Global Depositary Shares (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

For the equity securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic shares and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the equity securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

The information provided below details certain important factors which impact the economies of both the United Kingdom and Hong Kong. This information has been extracted from various governmental and private publications, but no representation can be made as to its accuracy. Furthermore, no representation is made that any correlation exists between the economies of the United Kingdom and Hong Kong and the value of the equity securities held by the Global Target Portfolio.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and make a significant contribution to the country's balance of payments. The portfolio of the Global Target Portfolio may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. The United Kingdom is a member of the European Union (the "EU"), which was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the portfolio securities issued by United Kingdom companies held in the Global Target Portfolio impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the "euro") on January 1, 1999. The United Kingdom did not participate in the conversion on January 1, 1999 and First Trust is unable to predict if or when the United Kingdom will convert to the euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long- term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S. dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating)
face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt currency contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. First Trust is unable to predict what impact, if any, the euro conversion will have on any of the portfolio securities issued by United Kingdom companies in the Global Target Portfolio.

Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. Although China committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China expressed disagreement with this legislation, claiming it was in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target Portfolio. First Trust is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Fund and the value of its shares.

The currency crisis which affected a majority of Asian markets beginning in mid-1997 forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (the "HKMA") acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in a an effort to stabilize the Hong King dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. Dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target Portfolio.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng
Index  declined  by  approximately  31%  in  October,  1997  as  a  result  of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global currency crisis, the Hang Seng Index declined by nearly 27%. Since then, however, the economy as a whole has recovered, and the Hang Seng Index has recovered to pre-crisis levels. The Hang Seng Index is subject to change, and delisting of any issuers may have an adverse impact on the performance of the Global Target Portfolio, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Fund from purchasing additional equity securities of these companies. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Exchange Rates. The Funds may be comprised substantially of equity securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of each Fund's portfolios and of the distributions from the portfolios will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or
weakness  of  a  particular  currency  may  sometimes  exercise   considerable
speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following table sets forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                            Foreign Exchange Rates
                 Range of Fluctuations in Foreign Currencies

                               U.S. Dollar/United
Annual Period                  Kingdom Pound Sterling    Hong Kong/U.S. Dollar
-------------                  --------------------      ---------------------

1983                               0.616-0.707                6.480-8.700
1984                               0.671-0.864                7.774-8.050
1985                               0.672-0.951                7.729-7.990
1986                               0.643-0.726                7.768-7.819
1987                               0.530-0.680                7.751-7.822
1988                               0.525-0.601                7.764-7.912
1989                               0.548-0.661                7.775-7.817
1990                               0.504-0.627                7.740-7.817
1991                               0.499-0.624                7.716-7.803
1992                               0.498-0.667                7.697-7.781
1993                               0.630-0.705                7.722-7.766
1994                               0.610-0.684                7.723-7.750
1995                               0.610-0.653                7.726-7.763
1996                               0.583-0.670                7.732-7.742
1997                               0.584-0.633                7.708-7.751
1998                               0.584-0.620                7.735-7.749
1999                               0.597-0.646                7.746-7.775
2000                               0.605-0.715                7.774-7.800
2001                               0.665-0.729                7.797-7.800

Source: Bloomberg L.P.

First Trust will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi- national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by First Trust may not be indicative of the amount in United States dollars a Fund would receive had the Fund sold any particular currency in the market. The foreign exchange transactions of a Fund will be conducted by the Fund with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Fund Management

The officers of the Registrant manage its day to day operations and are responsible to the Registrant's Board of Trustees. The management of a Fund, including general supervision of the duties performed for a Fund under the Investment Advisory and Management Agreement, is the responsibility of its Board of Trustees. The Trustees set broad policies for each Fund and choose the Registrant's officers. The following is a list of the Trustees and officers of the Registrant and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the Investment Company Act of 1940) of the Registrant indicated by an asterisk. The mailing address of the officers and Trustees, unless otherwise noted, is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                                                         Number of
                                                                                         Portfolios
                                               Term of                                   in Fund Complex
                               Position and    Office and                                Overseen by
                               Offices with    Length of      Principal Occupations      Trustee          Other Trusteeships
Name, Address and Age          Registrant      Time Served    During Past 5 Years        or Officer       Held by Trustee
---------------------          ------------    -----------    ---------------------      ----------       ------------------
Trustee who is an Interested
Person of the Registrant


James A. Bowen(1)*             President,      o Indefinite   President, Nike            11 Portfolios    None
D.O.B: 09/55                   Chairman of       term         Securities and First
                               the Board,                     Trust Advisors;
                               Chief           o 2.5 years    Director, BondWave LLC.
                               Executive         served
                               Officer and
                               Trustee


Trustees who are not
Interested Persons of the
Registrant

Richard E. Erickson            Trustee        o Indefinite    Physician,                  11 Portfolios    None
327 Gundersen Drive                             term          Sportsmed/Wheaton
Carol Stream, IL 60188                                        Orthopedics.
D.O.B: 04/51                                  o 2.5 years
                                                served

Niel B. Nielson                Trustee        o Indefinite    Pastor (1997 to Present),   11 Portfolios    Director of Good
330 East Union                                  term          College Church in                            News Publishers -
Wheaton, IL 60187                                             Wheaton; Partner (1996 to                    Crossway Books
D.O.B: 3/54                                   o 2.5 years     1997), Ritchie Capital
                                                served        Markets (Options Trading);
                                                              Vice President (1995 to
                                                              1996), The Service-Master
                                                              Company.

Officers of the Registrant


Mark R. Bradley                Treasurer,      o Indefinite    Chief Financial Officer,    11 Portfolios    None
                               Controller,       term          Senior Vice President,
D.O.B: 11/57                   Chief                           Nike Securities and First
                               Financial       o 2.5 years     Trust Advisors.
                               Officer and       served
                               Chief
                               Accounting
                               Officer

Susan M. Brix                  Assistant Vice   o Indefinite   Representative, Nike         11 Portfolios   N/A
D.O.B: 01/60                   President          term         Securities; Assistant
                                                               Portfolio Manager, First
                                                o 2.5 years    Trust Advisors.
                                                  served


Robert F. Carey                Vice President   o Indefinite   Senior Vice President,       11 Portfolios   N/A
                                                  term         Nike Securities and First
D.O.B: 07/63                                                   Trust Advisors.
                                                o 2.5 years
                                                  served

W. Scott Jardine               Secretary        o Indefinite   General Counsel, Nike        11 Portfolios    N/A
                                                  term         Securities and First
D.O.B: 05/60                                                   Trust Advisors.
                                                o 2.5 years
                                                  served

Roger Testin                   Vice President   o Indefinite   Vice President (August       11 Portfolios    N/A
                                                  term         2001 to Present), First
D.O.B: 06/66                                                   Trust Advisors; Analyst
                                                o 1 month      (1998 to 2001), Dolan
                                                  served       Capital Management;
                                                               Supervisor (1990 to 1997),
                                                               Zurich Kemper Investments.

(1) Mr. Bowen is deemed an "interested person" of the Registrant due to his position of President of Nike Securities and First Trust Advisors,
  principal   underwriter  and  investment  adviser,   respectively,   of  the
  Funds.

The Board of Trustees of the Registrant has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating non-interested persons to the Registrant's Board of Trustees. The Nominating Committee does not expect to consider nominees recommended by interest holders. The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. The Audit Committee is responsible for evaluating and nominating the Funds' independent auditors and evaluating the Funds' financial statements. Messrs. Erickson and Nielson serve on each of the committee. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings. During that same period, the Nominating and Valuation Committees held no meetings.

The following table sets forth compensation paid by the Registrant and the First Trust Fund Complex to each of the Trustees who are not designated "interested persons" for the fiscal year ended December 31, 2001. The Registrant has no retirement or pension plans. The officers and Trustees who are "interested persons" as designated above serve without any compensation from the Registrant.


                                                                  Total
                                             Total             Compensation
                                          Compensation     from Registrant and
 Name of Trustee                         from Registrant     Fund Complex(1)
 ---------------                         ---------------   -------------------
 Robert J. Bartel....................    $10,750           $14,500
 Richard E. Erickson.................    $21,000           $24,750
 Patrick M. Fitzgerald...............    $10,750           $14,500
 Niel B. Nielson.....................    $21,500           $25,250

1.....Based  on the  compensation  paid to the  independent  Trustees  for the fiscal year ended December 31, 2001 for services to sixteen open-end funds advised by First Trust.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds in the First Trust Fund Complex as of December 31, 2001:


                                                         Aggregate Dolla Range
                                                         of Equity Securities in
                                                         All Registered Investment Companies
                            Dollar Range of Equity       Overseen by Trustee in First
                            Securities in the Funds      Trust Fund Complex

Trustee

Mr. Bowen                   None                         None
Mr. Erickson                None                         None
Mr. Nielson                 None                         None


As of December 31, 2001, the Trustees of the Registrant who are not "interested persons" of the Registrants do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

The Board of Trustees of the Funds unanimously re-approved the Fund's Investment Advisory and Management Agreement ("Agreement") for the current year at a meeting held on September 17, 2001. The Board determined that the Agreement continues to be in the best interests of the Registrant, each Fund and the interest holders and that the compensation arrangement set forth in the Agreement is fair and reasonable in light of the services, expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment. To reach this determination, the Trustees considered their duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of Advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties; and the factors to be considered by the Trustees in voting on such agreements. The Board also applied their business judgment to determine whether the arrangements between each Fund and First Trust are reasonable business arrangements from each Fund's perspective. In reviewing such arrangements the Board considered many factors including the nature, quality and scope of services provided by First Trust under the Agreement and the fairness of the fee charged. The Board also noted the services provided by First Trust and the advisory fee of 0.60% of average daily net assets. It also considered that First Trust has agreed to waive fees and reimburse expenses of the Funds through September 2002 in order to prevent total operating expenses (excluding extraordinary expenses and brokerage fees) from exceeding 1.47% of average daily net assets (1.37% for the 10 Uncommon Values Portfolio). The Board noted that the expense reimbursement policy to date has resulted in First Trust waiving all of the advisory fees for each of the Funds (other than less than $400 for the 10 Uncommon Values Portfolio). The Board also reviewed the prior performance of the Funds and the profitability of First Trust.

Control Persons and Principal Holders of Securities

As of April 22, 2002, Account B owned all shares of the Registrant. As a result, Account B is considered to control those Funds. Due to such control, Account B may have the ability to affect the outcome of any item voted on by such Funds. To the extent required by applicable law, American Skandia will solicit voting instructions from owners of variable annuity Policies. All interests in each Fund will be voted by American Skandia in accordance with voting instructions received from such variable Policy owners. American Skandia will vote all of the interests which it is entitled to vote in the same proportion as the voting instructions given by variable Policy owners, on the issues presented.

As of April 22, 2002, the Trustees and officers of the Funds, owned, in the aggregate, less than 1% of the interests of any individual Fund.

As of April 22, 2002, Account B owned of record 100% of the outstanding voting shares of the Portfolios.

Investment Advisory and Other Services

Investment Adviser

First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Funds. As investment adviser, First Trust provides the Funds with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Registrant if elected to such positions. First Trust provides each Fund with discretionary investment services and certain other services necessary with the management of the portfolios. Specifically, First Trust is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is responsible for effecting all security transactions on behalf of each Fund. First Trust is also responsible for compliance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts and/or regulated investment companies).

First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust is a limited partnership with one limited partner, Grace
Partners of DuPage L.P. ("Grace Partners"), and one general partner, Nike Securities Corporation. Grace Partners is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Grace Partners' and Nike Securities Corporation's primary business is investment advisory and broker/dealer services through their interests. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust is controlled by Grace Partners and Nike Securities Corporation.

First Trust is also adviser or subadviser to approximately 50 mutual funds and is the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities") which are substantially similar to the Funds in that they have the same investment objectives and strategies as the various Funds but have a finite life. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Trust (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $27 billion in First Trust unit investment trusts have been deposited.

First Trust acts as investment adviser to the Funds pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management
Agreement  continues  in effect  for each  Fund  from  year to year  after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Registrant, or the interest holders of each Fund. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that First Trust, its partners, directors, officers, employees, and certain other persons performing specific functions for a Fund will only be liable to a Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the agreement. As compensation for its services, each Fund pays First Trust a fee as described in the Prospectuses. Provisions regarding expense limitations are described in the Prospectuses.


Each Fund paid the following advisory fees to First Trust and First Trust waived the amounts set forth below for the periods specified:

                                 For the Period             Fiscal Year Ended           Fiscal Year Ended
                               10/6/99 - 12/31/99              12/31/00                    12/31/01
                           --------------------------------------------------------------------------
                               Amount of  Amount of   Amount of   Amount of   Amount of    Amount of
                               Advisory   Advisory    Advisory    Advisory    Advisory     Advisory
Portfolio                      Fee Paid   Fee Waived  Fee Paid    Fee Waived  Fee Paid     Fee Waived

Target Managed VIP             $0         $123        $0          $   678     $0           $ 4,472
DART 10                        $0         $146        $0          $ 3,867      0           $12,158
Global Target                  $0         $344        $0          $ 3,866      0           $10,035
S&P Target                     $0         $240        $0          $ 5,734      0           $12,085
Nasdaq Target 15               $0         $248        $0          $15,077      0           $18,391
Value Line Target 25           $0         $185        $0          $ 3,411      0           $ 2,996
10 Uncommon Values             $0         $159        $0          $54,802      0           $94,118
First Trust Energy             $0         $150        $0          $ 1,182      0           $ 5,385
First Trust Financial
  Services                     $0         $157        $0          $ 4,267      0           $ 9,693
First Trust
Pharmaceutical                 $0         $157        $0          $ 4,332      0           $11,290
First Trust Technology         $0         $170        $0          $ 5,375      0           $ 6,607


Distributor

Nike Securities, 1001 Warrenville Road, Lisle, Illinois 60532, serves as the principal underwriter of the interests of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Funds (the "Distribution Agreement"). The officers of the Registrant described as being associated with Nike Securities are affiliated persons of both the Registrant and Nike Securities. Pursuant to the Distribution Agreement, the Fund appointed Nike Securities to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nike Securities sells shares to Account B. Pursuant to the Distribution Agreement, Nike Securities, at its own expense, finances certain activities incident to the sale and distribution of the interests of the Funds, including printing and distribution of prospectuses and statements of additional information to other than existing shareholders and the printing and distributing of sales literature and advertising. Nike Securities does not receive underwriting commissions for its sale of interests of the Funds, but does receive compensation pursuant to a Rule 12b-1 plan adopted by the Fund and described herein under "12b-1 Plan."

Custodian and Transfer Agent

The custodian has custody of all securities and cash of the Registrant maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, acts as custodian for each Fund. PFPC Inc, 4400 Computer Drive, Westborough, Massachusetts 01581, is the transfer, shareholder services, accounting and dividend-paying agent for each Fund and also provides certain clerical, bookkeeping, accounting and administrative services necessary for the operation of the Registrant and maintenance of shareholder accounts.

Administrator

Each Fund pays an administration fee of 0.325% of average daily net assets to cover expenses incurred by American Skandia in connection with the administrator of the Funds, Account B and the Policies. The services provided by American Skandia shall include, among others, the following: (i) coordinating matters relating to the operation of Account B with the Funds, including any necessary coordination with the custodian, transfer agent, dividend disbursing agent, recordkeeping agent, accountants, attorneys, and other parties performing services or operational functions for the Funds;
(ii) coordinating the preparation of the necessary documents with the SEC and other federal and state regulatory authorities as may be required; (iii) taking such other action as may be required by applicable law with respect to the foregoing, including without limitation the rules and regulations of the SEC and of state insurance authorities and other regulatory agencies; and
(iv)  coordinating  with First  Trust  regarding  investment  limitations  and
parameters   imposed  on  funding  vehicles  for  variable  annuities  by  the insurance laws of the various states and by the Internal Revenue Code. For the periods specified, each Portfolio paid the following amount:

                                For the Period      Fiscal Year Ended   Fiscal Year Ended
Portfolio                     10/6/99 - 12/31/99       12/31/00            12/31/01

Target Managed VIP                     $ 66             $   369.58          $ 2,260.86
DART 10                                $ 79             $ 2,109.75          $ 6,184.95
Global Target                          $187             $ 2,110.50          $ 6,266.13
S&P Target                             $132             $ 3,126.77          $ 6,167.37
Nasdaq Target                          $136             $ 8,184.96          $ 9,405.63
Value Line Target                      $101             $ 1,863.06          $ 1,566.62
10 Uncommon Values                     $ 87             $30,091.28          $48,657.13
First Trust Energy                     $ 82             $   645.77          $ 3,533.58
First Trust Financial Services         $ 86             $ 2,330.13          $ 4,946.77
First Trust Pharmaceutical             $ 85             $ 2,364.27          $ 5,748.90
First Trust Technology                 $ 93             $ 2,932.09          $ 3,385.13


American Skandia also makes its officers and employees available to the Trustees and officers of the Fund for consultation and discussions regarding the operations of Account B and the Policies in connection with the administration of the Funds and services provided to the Funds.

Independent Auditors

The Funds' independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, audit and report on the Funds' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Funds.

12b-1 Plan

The Registrant has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that interests of the Funds will be subject to an annual service fee.

Nike Securities serves as selling agent and distributor of the interests of the Funds. In this capacity, Nike Securities manages the offering of the Funds' interests and is responsible for all sales and promotional activities. In order to compensate Nike Securities for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 under the Investment Company Act of 1940. Nike Securities uses the service fee to compensate American Skandia for providing account services to Policy owners. These services include establishing and maintaining Policy owners' accounts, supplying information to Policy owners, delivering fund materials to Policy owners, answering inquiries, and providing other personal services to Policy owners. Each Fund may spend up to .25 of 1% per year of the average daily net assets of its interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate Nike Securities for expenses incurred in connection with the sale and distribution of a Fund's interests including, without limitation, compensation of its sales force, expenses of printing and distributing prospectuses to persons other than interest holders or policy owners, expenses of preparing, printing and distributing advertising and sales literature and reports to interests holders and Policy owners used in connection with the sale of a Fund's interests, certain other expenses associated with the distribution of interests of the Funds, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees. For the fiscal year ended December 31, 2001, each Portfolio paid the following amount:
Target Managed VIP Portfolio $1,864, DART 10 Portfolio $5,066, Global Target Portfolio $4,181, S&P Target Portfolio $5,036, Nasdaq Target Portfolio $7,663, First Trust 10 Uncommon Values Portfolio $39,216, Value Line Target Portfolio $1,248, First Trust Energy Portfolio $2,244, First Trust Financial Services Portfolio $4,039, First Trust Pharmaceutical Portfolio $4,703, and First Trust Technology Portfolio $2,739. For the fiscal year ended December 31, 2001, the entire 12b-1 service fee was paid to American Skandia for providing account services. As a result, none of the 12b-1 service fee was paid for: advertising, printing, and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and any other charges.

Under the Registrant's Plan, the Registrant will report quarterly to the Board of Trustees for its review all amounts expended under the Plan. The Plan may be terminated at any time with respect to any Fund, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under the applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Plan may not be amended to increase materially the cost which a Fund may bear under the Plan without the approval of the interest holders of the affected Fund, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Registrant will be committed to the discretion of the non-interested Trustees then in office.

Brokerage Allocations

First Trust is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies. The selection of a broker-dealer may take into account the sale of products sponsored or advised by First Trust and/or its affiliates.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, First Trust may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality
and  reliability  of  brokerage  services,   including  execution  capability,
performance,  and  financial  responsibility.   Accordingly,  the  commissions
charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such
commissions   is   reasonable  in  relation  to  the  value  of  the  research information and brokerage services provided by such broker to First Trust or the Registrant. First Trust believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Advisory and Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Advisory and Management Agreement are not reduced as a result of receipt by First Trust of research services.

First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effects their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with a Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts
(including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

Each Fund paid the following amounts in aggregate brokerage commissions for the specified periods:

                               For the Period      Fiscal Year        Fiscal Year
                                  10/6/99 -           Ended              Ended
Portfolio                         12/31/99           12/31/00           12/31/01
-----------------------     ----------------    -------------------  ----------------
Target Managed VIP                   $68.73          $361.26           $ 2,823.12
DART 10                              $53.52        $3,584.26           $ 6,652.53
Global Target                      US$58.83        $3,810.94           $ 9,099.49
                                HK$1,892.90
S&P Target                           $86.34        $3,621.22           $ 6,479.64
Nasdaq Target                       $107.85       $10,480.66           $10,000.05
Value Line Target                    $49.65        $7,022.86           $ 6,217.41
10 Uncommon Values                   $50.10       $31,224.72           $50,831.70
First Trust Energy                  $103.08        $2,364.15           $ 8,857.05
First Trust Financial Services       $70.89        $9,663.71           $10,899.57
First Trust Pharmaceutical           $63.36        $5,869.01           $ 7,792.50
First Trust Technology               $51.75       $11,065.53           $ 9,892.20


The portfolios with the largest change in commissions between 2000 and 2001 are the following:

Commissions                         2000             2001           Difference
------------------------------------------------------------------------------

Global Target Portfolio             $ 3,810.94       $ 9,099.49     $ 5,288.55
10 Uncommon Values Portfolio        $31,224.72       $50,831.70     $19,606.98
First Trust Energy Portfolio        $ 2,364.15       $ 8,857.05     $ 6,492.90

Although the Global Target Portfolio did not increase dramatically in size between 2000 and 2001, portfolio purchases and sales of securities did. This caused commissions paid out on the portfolio transactions to increase by $5,000 between 2000 and 2001.

The 10 Uncommon Values Portfolio commission pay out increased by almost $20,000. More than $13,000 of this increase was attributable to the large portfolio rebalance that occurred on June 28, 2001. The remainder can be attributed to holdings of low-priced stock that led to large numbers of shares being bought and sold and increasing commissions paid in 2001.

The First Trust Energy Portfolio paid out $6,000 more in commissions in 2001 than it did in 2000. Account B purchased and redeemed more shares in 2001 than in 2000 as the size of the portfolio increased significantly.

Code of Ethics

To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Registrant, First Trust, and Nike Securities have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These Codes contain policies restricting securities trading in personal accounts of the portfolio Trustees and others who normally come into possession of information on portfolio transactions.

Purchases, Redemptions and Pricing of Interests

Account B will purchase interests of the Funds at their net asset value. Interests are purchased using premiums received on Policies issued by Account
B.  Account B is funded by interests of the Registrant.

All investments in the Registrant are credited to the interest holder's account in the form of full and fractional interests of the designated Fund (rounded to the nearest 1/1000 of an interest). The Registrant does not issue interest certificates.

As stated in the Prospectus, the net asset value ("NAV") of Fund's interests is determined once each day on which the New York Stock Exchange (the "NYSE") is open ("Business Day") at the close of the regular trading session of the Exchange (normally 4:00 p.m., New York Time, Monday through Friday). The NAV of a Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. A Fund's net assets value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, portfolio securities for each Fund for which accurate market quotations are readily available will be valued by the fund accounting agent as follows:

(1) Common stocks and other equity securities listed on any national or foreign exchange or on the Nasdaq will be valued at the closing sale price on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on a national or foreign exchange or on Nasdaq will be valued at the mean between the most recent bid and ask prices.

(2) Securities traded in the over-the-counter market are valued at their closing bid prices.

(3) Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

(4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges, will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

In addition, the following types of securities will be valued as follows:

(1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

(2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

(3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term purchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by the Adviser in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

All foreign equity securities are valued at their closing sale price on the exchange on which the security is primarily traded. Where a foreign securities market remains open at the time that a Fund values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, the most recent prices in such market at a point in time most practicable to timely valuation of the Fund may be used.

Foreign securities not traded on a particular day or on an exchange are valued at one of the following prices: (a) at the most recent bid price or
(b) a valuation within the range considered best to represent value in the circumstances. Otherwise, the fund accounting agent will contact a pricing service and/or broker/dealers to provide a price for the securities at "fair value."

Foreign debt securities are valued by the fund accounting agent on the basis of prices provided by a pricing service, or at the mean between the bid and asked price, as long as such prices, in the opinion of the fund accounting agent continue to reflect the value of the security. If no quotations are available, the fund accounting agent will contact a pricing service and/or broker/dealers to provide a price for the securities at "fair value."

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Fund's net asset value is not calculated. A Fund calculates net asset value per interest, and therefore effects sales, redemptions and repurchases of its interests, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

The Registrant may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Company's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the Securities and Exchange Commission may permit.

Tax Status

The Registrant is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Registrant nonetheless does not pay federal income tax on its interest, dividend income or capital gains, because as a limited liability company whose interests are sold only to Account B, the Registrant is disregarded as an entity for purposes of federal income taxation, assuming that the Registrant meets the diversification requirements of Section 817 of the Code. American Skandia, through Account B, is treated as owning the assets of the Registrant, which are the collective assets of the Funds, directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Tax disclosure relating to the variable annuity Policies that offer the Registrant as an investment alternative is contained in the prospectuses for those Policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that hold assets purchased under contracts such as the variable annuity Policies (that is, the assets of the Funds). Failure to satisfy those standards at any time would result in imposition of Federal income tax on a variable annuity Policy owner with respect to the increase in the value of the variable annuity Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations amplify the  diversification  standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified only if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Fund will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

Performance

A Fund may quote its total return and yield in reports to shareholders, sales literature, and advertisements. These performance measures are described below. Performance advertised for a Fund may or may not reflect the effect of any charges that are imposed under a variable annuity Policy that is funded by the Registrant. Such charges, described in the variable annuity prospectus, will have the effect of reducing a Fund's performance.
Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per interest earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

A Fund's standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's interests on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. The total returns for each Portfolio for the specified periods are as follows:

                              Average Annual Total Return    Cumulative Return
                              ------------------------------------------------
                              Fiscal Year       10/6/99
                                 ended        (inception)-      10/6/99 -
Portfolio                       12/31/01        12/31/01        12/31/01
------------------------------------------------------------------------------
Target Managed VIP*                 -5.0%          -8.5%         -18.1%
DART 10                            -14.8%          -6.8%         -14.6%
Global Target                       -2.4%          -1.5%          -3.4%
S&P Target*                        -24.6%         -13.7%         -28.1%
Nasdaq Target                      -28.2%          -3.4%          -7.5%
Value Line Target*                 -55.5%         -32.5%         -58.5%
10 Uncommon Values                 -35.6%         -24.0%         -46.0%
First Trust Energy                 -28.9%           5.6%          12.9%
First Trust Financial Services     -10.8%           7.2%          16.8%
First Trust Pharmaceutical         -10.9%           8.8%          20.6%
First Trust Technology             -43.5%         -21.6%         -42.1%
___________

*Effective April 30, 2002, based upon the determination of the Funds' Board of Trustees, the names of The Dow(sm) Target 5 Portfolio, the S&P Target 10 Portfolio and the First Trust Internet Portfolio were changed to the Target Managed VIP Portfolio, the S&P Target 24 Portfolio and the Value Line(R) Target 25 Portfolio, respectively. The primary investment strategy of each of the three funds was changed as well.

The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

Non-standardized total return may also be advertised. The non-standardized total return is not subject to a prescribed formula. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Fund's interests on the first day of the period and computing the "end value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non- standardized total return are based upon historical earnings and is not intended to indicate future performance.

The yield for a Fund is computed in accordance with a standardized method prescribed by the rules of the SEC. Under that method, yield is computed by dividing the net investment income per interest earned during the specified one month or 30-day period by the offering price per interest on the last day of the period, according to the following formula:

            Yield = 2[((a - b/cd) + 1) (6) - 1]

Where:

      a = dividends and interest earned during the period;

      b = expenses accrued for the period (net of reimbursements);

      c = the average daily number of interests outstanding during the period that were entitled to receive dividends; and

      d = the offering price (net asset value) per interest on the last day of the period.

In computing the yield, a Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that a Fund uses to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

A Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. A Fund's interests are sold at net asset value. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Interests of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The performance of the Funds may be compared to the performance of other mutual funds, mutual fund indices or annuity indices with similar objectives and policies as reported by various sources, including Lipper Analytical Services, Inc. ("Lipper") and CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. The Fund's performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Lehman Brothers High Yield Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Salomon Brothers Treasury Index, S&P MidCap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Europe and Australia, Far East Equity Index, Russell 2000 Index, Russell MidCap Index, Dow Jones Industrial Average, Hang Seng Index, Ibbotson Small Cap Index, Nasdaq Composite Index, Financial Times and S&P 500 Index. There are differences and similarities between the investments which a Fund may purchase and the investments by the market indicators.

From time to time, a Fund also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI). A Fund may also advertise its portfolio or its significant holdings at any given time. A Fund may also periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

Performance Data of Investment Strategies

The following table shows hypothetical performance and information for the strategies employed by the Funds noted below, but not any actual Fund, and the actual performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the DJIA, the Nasdaq Composite Index and a combination of the FT
Index, Hang Seng Index and the DJIA (the "Cumulative Index Returns"). The information for each investment strategy assumed that the strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the last day of the preceding year. In addition, the performance information does take into consideration the estimated net expenses of the Funds' (after expense reimbursements) but does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies or taxes. Any of such charges, any reduction of the expense reimbursement level or higher actual expenses will lower the returns shown. All of the figures set forth below have been adjusted to take into account the effect of currency exchange rate fluctuations of the U.S. dollar, where applicable (i.e., returns are stated in U.S. dollar terms). The Cumulative Index Returns are calculated by adding one-third of the total returns of each of the FT Index, the Hang Seng Index and the DJIA. The returns shown in the following tables and graphs are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with a Fund's portfolio. Both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Each investment strategy has under performed its respective index or indices in certain years. Accordingly, there can be no assurance that a Fund's portfolio will outperform its respective index (or combination thereof, where applicable).

The following table compares the hypothetical performance of the investment strategy of the DART 10 Portfolio (the "DART 10 Strategy"); a combination of the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategies in the FT Index, Hang Seng Index and the DJIA (the "Global Target 15 Strategy"); the investment strategy of the S&P Target Portfolio (the "S&P Target 24 Strategy") and the investment strategy of the Nasdaq Target Portfolio (the "Nasdaq Target 15 Strategy"); the investment strategy of the Value Line Target Portfolio (the "Value Line Target 25 Strategy"); and the performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the DJIA, the Nasdaq Composite Index and the Cumulative Index Returns in each of the years listed below, as of December 31 in each of those years (and as of the most recent quarter).

An investor in a Fund would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based for the following reasons: [the total return figures shown reflect estimated and not actual expenses] and do not reflect taxes; the Funds are established at different times of the year; and the Funds may not be fully invested at all times or equally weighted in all stocks comprising a strategy. Further, the returns also do not reflect the deduction of any insurance fees or charges which are imposed by American Skandia in connection with the sale of variable annuity policies. Investors should refer to the prospectus for Account B for a description of those fees and charges which have a detrimental effect on the performance of the Funds. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here.

The returns shown below for the strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of First Trust. The returns may not reflect the impact that any material market or economic factors might have had if the strategies had been used during the periods shown to actually manage client assets. During most of the period shown in the table below, First Trust did not manage or supervise accounts which employed strategies similar to the hypothetical strategies shown below. The returns shown below for the strategies are not a guarantee of future performance and should not be used to predict the expected returns of
a Fund.   Each strategy has the potential for loss.

These figures are for calendar years; the Funds may use different 12- month periods.


                                         COMPARISON OF TOTAL RETURNS (2)

                     Strategy Total Returns                                               Index Total Returns


                    Value
                    Line         Global     S&P        Nasdaq                                                 Nasdaq      Cumulative
          DART 10   Target 25    Target 15  Target 24  Target 15   S&P 500   FT        Hang                   Composite   Index
YEAR      Strategy  Strategy     Strategy   Strategy   Strategy    Index     Index     Seng        DJIA       Index       Returns(3)
--------  --------  --------     --------   --------   --------    --------  --------  -------     --------   ---------   ---------
1979       11.45%                42.95%                  -         18.22%     3.59%     77.99%     10.60%       -         30.73%
1980       23.17%                50.71%                  -         32.11%    31.77%     65.48%     21.90%       -         39.72%
1981        0.53%                -1.44%                  -         -4.92%    -5.30%    -12.34%     -3.61%       -         -7.08%
1982       25.81%                -4.22%                  -         21.14%     0.42%    -48.01%     26.85%       -         -6.91%
1983       38.71%                14.04%                  -         22.28%    21.94%     -2.04%     25.82%       -         15.24%
1984        4.71%                28.22%                  -          6.22%     2.15%     42.61%      1.29%       -         15.35%
1985       37.59%    34.35%      52.25%                  -         31.77%    54.74%     50.95%     33.28%       -         46.32%
1986       40.21%    21.00%      36.40%     20.36%     21.33%      18.31%    24.36%     51.16%     27.00%      7.26%      34.18%
1987        3.73%    17.76%      15.93%      2.57%     12.54%       5.33%    37.13%     -6.84%      5.66%     -5.26%      11.99%
1988       17.42%    -8.42%      22.64%      5.43%     -2.06%      16.64%     9.00%     21.04%     16.03%     15.41%      15.36%
1989       26.84%    47.34%      14.40%     23.51%     35.63%      31.35%    20.07%     10.59%     32.09%     19.26%      20.92%
1990       -0.21%     4.08%       1.70%      7.62%     -6.83%      -3.30%    11.03%     11.71%     -0.73%    -17.80%       7.34%
1991       42.09%    84.86%      38.67%     41.44%    107.16%      30.40%     8.77%     50.68%     24.19%     56.84%      27.88%
1992        7.00%    -1.55%      25.00%     -0.54%     -1.62%       7.62%    -3.13%     34.73%      7.39%     15.45%      12.99%
1993       19.54%    26.27%      63.78%      9.24%     26.90%       9.95%    19.22%    124.95%     16.87%     14.75%      53.68%
1994       -1.30%    14.38%      -8.68%      6.10%      8.96%       1.34%     1.97%    -29.34%      5.03%     -3.20%      -7.45%
1995       36.42%    53.71%      11.89%     40.39%     52.00%      37.22%    16.21%     27.52%     36.67%     39.92%      26.80%
1996       33.24%    55.93%      19.39%     32.54%     58.19%      22.82%    18.35%     37.86%     28.71%     22.71%      28.31%
1997       24.01%    35.48%      -7.80%     31.43%     33.45%      33.21%    14.78%    -17.69%     24.82%     21.64%       7.30%
1998       18.36%    92.64%      11.94%     41.05%    120.92%      28.57%    12.32%     -2.60%     18.03%     39.63%       9.25%
1999       16.88%   113.62%       7.35%     42.04%     98.49%      20.94%    15.14%     71.34%     27.06%     85.59%      37.85%
2000        9.11%    -9.91%       3.64%      4.82%    -16.08%      -9.08%   -16.14%     -9.32%     -4.70%    -39.29%     -10.05%
2001      -14.99%     1.11%      -0.14%     -9.96%    -25.96%     -11.88%   -22.81%    -22.45%     -5.45%    -21.05%     -16.90%
2002        7.13%    -5.86%       4.45%      3.68%     -0.63%       0.27%    -5.37%     -2.23%      4.24%      5.39%      -1.12%
(through
3/31/02)

(1) The Strategy Stocks for each Strategy for a given year consist of stock selected by applying the respective strategy as of the beginning of the period. The Global Target 15 Strategy merely averages the Total Return of the stocks which comprise the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the FT Index, Hang Seng Index and the DJIA, respectively.

(2) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any taxes. Total Return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/78 through 12/31/86, during which time annual reinvestment was assumed and the Nasdaq Composite Index which shows only price appreciation), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table through 12/31/01, over the period listed for the Nasdaq Target 15 Strategy the average annual total return is 26.25%, and the average annual total return for its corresponding index, the Nasdaq Composite Index, is 11.85%; in addition, over the period listed above, the DART 10 Strategy achieved an average annual total return of 17.26%, and the average annual total return for its corresponding index, the DJIA, is 15.55%; the S&P Target 24 Strategy achieved an average annual total return of 17.41%, and the average annual total return over a 16-year period for its corresponding index, the S&P 500 Index, is 13.94%; the Global Target 15 Strategy achieved an average annual total return of 17.47%, and the average annual total return for its corresponding index, a combination of the FT Index, the Hang Seng Index and the DJIA, is 15.57%; the Value Line Target 25 Strategy achieved an average annual total return of 29.96%, and the average annual total return over a 17-year period for its corresponding index, the S&P 500 Index, is 14.92%. For the seven year period between January 1, 1972 and December 31, 1978, the DART 10 Strategy achieved an annual total return of 22.14% in 1972, -3.72% in 1973, -8.53% in 1974, 55.96% in 1975, 33.48% in 1976,
-3.41% in 1977 and -3.40% in 1978; the DJIA achieved an annual total return of 18.38% in 1972, -13.20% in 1973, -23.64% in 1974, 44.46% in 1975, 22.80% in
1976, -12.91% in 1977 and 2.66% in 1978; the S&P 500 Index achieved an annual total return of 18.89% in 1972, -14.57% in 1973, -26.33% in 1974, 36.84% in
1975,  23.64% in 1976 and -7.25% in 1977 and 6.49% in 1978.  Although  each Fund seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Fund will achieve a better performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.


There can be no assurance that any Fund will outperform the DJIA or any other index shown. Investors should not rely on the preceding financial information as an indication of the past or future performance of a Fund. This information may be used in advertisements.

Additional Information

Voting Rights and General Fund Information

Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Trustees and on other matters submitted to meetings of interest holders. In regard to certain matters including termination, merger, or a change of fundamental policies, the right to vote is limited to the holders of interests of the particular Fund affected by the proposal.

To the extent required by applicable law, American Skandia will solicit voting instructions from owners of variable annuity Policies. All interests in each Fund will be voted by American Skandia in accordance with voting instructions received from such variable annuity Policy owners. American Skandia will vote all of the interests which it is entitled to vote in the same proportion as the voting instructions given by variable annuity Policy owners, on the issues presented.

Each issued and outstanding interest in a Fund is entitled to participate equally in dividends and distributions, if any, declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The interests of each Fund, when issued, are fully paid and non-assessable. They have no preemptive, conversion, cumulative dividend or similar rights. A Fund can only be owned by Account B. Interests in a Fund do not have cumulative rights. This means that owners of more than half of the Registrant's interests voting for election of Trustees can elect all the Trustees if they so choose. Then, the remaining interest owners would not be able to elect any Trustees.

The Board of  Trustees  of the Funds  has the  right to  establish  additional
series  in  the  future,   to  change  Fund  series  and  to  determine   the
preferences, voting powers, rights and privileges thereof.

The Funds are not required and do not intend to hold annual meetings of interest holders. Interest holders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Shareholder Inquiries

All inquiries regarding the Registrant should be directed to the Registrant at (800) 621-1675 or by writing the Registrant at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

Financial Statements

The audited financial statements and notes thereto for the First Defined Portfolio Fund, contained in the Annual Report to Shareholders dated December 31, 2001, are incorporated by reference into this Statement of Additional Information and have been audited by Ernst & Young LLP, whose report also appears in the Annual Report and is also incorporated by reference herein. The Annual Report accompanies this SAI. No other parts of the Annual Report are incorporated by reference herein.